                              OFFICE SPACE LEASE

                                     WITH


                                  NOOSH, INC.


                                      AT

                               303 WEST MADISON

                            CHICAGO, ILLINOIS 60606

                               303 WEST MADISON
                            CHICAGO, ILLINOIS 60606

                SUMMARY OF BASIC LEASE PROVISIONS AND EXHIBITS
                ----------------------------------------------

     The undersigned hereby agree to the following terms of this Summary of Basic Lease Provisions and Exhibits (the "Summary"). This Summary is hereby incorporated into and made a part of the attached Office Space Lease (this Summary and the Office Space Lease to be known collectively as the "Lease"). Each reference in the Office Space Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. Any capitalized terms used in this Summary and not otherwise defined herein shall have the meaning as set forth in the Office Space Lease.

     1.1  Basic Lease Provisions

          1.1.1 Landlord and Address:
                --------------------

                LaSalle National Bank, not personally, but solely as Trustee under Trust Agreement dated May 1, 1989, and known as Trust No. 114400
                c/o Lincoln Property Company
                303 West Madison Street
                Office of the Building
                Suite 625
                Chicago, Illinois 60606

          1.1.2 Landlord's Management Agent and Address:
                ---------------------------------------

                Lincoln Property Company Commercial, Inc.
                303 West Madison Street
                Office of the Building
                Suite 625
                Chicago, Illinois  60606
                Phone (312) 855-1254
                Fax (312) 855-1483
                or such other Management Agent as Landlord may designate from time to time.

          1.1.3 Tenant and Current Address:
                --------------------------

                Noosh, Inc.
                3401 Hillview Avenue, Building B
                Palo Alto, California 94304

        1.1.4   Intentionally Deleted
                ---------------------

        1.1.5   Premises:  Landlord and Tenant agree that the Premises contain
                --------
                4,298 rentable square feet of space located on the twenty-sixth
                (26th) floor of the Building and known as Suite No. 2650, as shown on the floor plan attached to the Office Space Lease as
                Exhibit 1. Tenant acknowledges that the "rentable area of the
                ---------
                Premises" under this Lease includes the usable area, without deduction for columns or projections, multiplied by a load or conversion factor, to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms, and other public, common and service areas.

        1.1.6   Lease Term:  Three (3) years.
                ----------

        1.1.7   Commencement Date:  The earlier of (i) the date Tenant
                -----------------
                commences business in the Premises or (ii) the date the Premises are Ready for Occupancy as defined in and determined pursuant to the Work Letter attached to this Office Space Lease as Exhibit
                2. The anticipated Commencement Date is May 1, 2000. The actual Commencement Date shall be confirmed pursuant to Exhibit 5 attached to this Office Space Lease.

        1.1.8   Expiration Date:  The third (3rd) anniversary of the
                ---------------
                Commencement Date.

        1.1.9   Base Rent:
                ---------

                Lease Year    Annual Base Rent  Monthly Base Rent
                ----------    ----------------  -----------------

                    1              $70,917.00          $5,909.75
                    2              $73,045.00          $6,087.08
                    3              $75,236.00          $6,269.67

        1.1.10  Tenant's Share:  1.48%.  Tenant's Share is the ratio of the
                --------------
                rentable square feet of the Premises (as set forth in Section
                1.1.5 above) to the rentable square feet of the Building. Landlord and Tenant agree that the Building shall be deemed to contain 290,807 rentable square feet.

        1.1.11  Permitted Uses:  General office purposes, AND FOR NO OTHER
                --------------
                PURPOSES.

        1.1.12  Security Deposit:  $100,000.00

        1.1.13  Leasing Broker and Address:
                --------------------------

                Stauback Midwest, LLC
                321 N. Clark Street, Suite 900
                Chicago, Illinois 60610

        1.1.14  Date of Lease:  February __, 2000
                -------------

   1.2  Exhibits and Rider.
        ------------------

        The following exhibits attached to the Office Space Lease and any rider attached to the Office Space Lease are incorporated in the Office Space Lease by this reference and are to be construed as a part of the Office Space Lease. In the event of any conflict between the terms of any rider and the other provisions of the Office Space Lease or this Summary, the terms of the rider shall control.

        Exhibit 1. Floor Plan of Premises
        Exhibit 2. Work Letter
        Exhibit 3. Rules and Regulations
        Exhibit 4. Form of Letter of Credit
        Exhibit 5  Confirmation of Lease Term Dates

        The foregoing Terms of this Summary are hereby agreed to by Landlord and Tenant and the Office Space Lease is hereby incorporated by this reference.


LANDLORD:                                             TENANT:

LASALLE NATIONAL BANK, not personally, but            NOOSH, INC.
solely as Trustee under Trust Agreement
dated May 1, 1989, and known as Trust No.
114400



By:__________________(SEAL)                           By:_________________(SEAL)
   Name:__________________                               Name:_________________
   Title:_________________                               Title:________________

                               TABLE OF CONTENTS

                                                                    Page

1.   LEASE OF PREMISES...............................................  1
2.   LEASE TERM......................................................  2
3.   BASE RENT.......................................................  2
4.   ADDITIONAL RENT.................................................  3
5.   SECURITY DEPOSIT................................................ 10
6.   USE OF PREMISES................................................. 12
7.   RULES AND REGULATIONS........................................... 16
8.   SERVICES PROVIDED............................................... 17
9.   ADDITIONS OR ALTERATIONS........................................ 21
10.  CONDITION OF PREMISES........................................... 22
11.  SURRENDER....................................................... 24
12.  DAMAGE OR DESTRUCTION........................................... 25
13.  EMINENT DOMAIN.................................................. 26
14.  WAIVER AND INDEMNIFICATION...................................... 28
15.  INSURANCE....................................................... 29
16.  LANDLORD'S RIGHT OF ACCESS...................................... 31
17.  RIGHTS RESERVED TO LANDLORD..................................... 33
18.  ABANDONMENT..................................................... 34
19.  TRANSFER OF LANDLORD'S INTEREST; LIABILITY OF LANDLORD.......... 34
20.  TRANSFER OF TENANT'S INTEREST................................... 34
21.  TENANT'S DEFAULT; LANDLORD'S RIGHTS AND REMEDIES................ 39
22.  COUNTERCLAIMS................................................... 44
23.  HOLDING OVER.................................................... 44
24.  SUBORDINATION AND ATTORNMENT.................................... 45
25.  ESTOPPEL CERTIFICATE............................................ 46
26.  INTENTIONALLY OMITTED........................................... 46
27.  NOTICES AND DEMANDS............................................. 46
28.  CONSTRUCTION OF LEASE........................................... 47

29.  REAL ESTATE BROKERS............................................. 48
30.  MISCELLANEOUS................................................... 48
31.  LANDLORD EXCULPATION............................................ 53

                               303 WEST MADISON
                            CHICAGO, ILLINOIS 60606

                              OFFICE SPACE LEASE


     This Office Space Lease, which includes the preceding Summary of Basic Lease Provisions and Exhibits (the "Summary") and exhibits attached hereto and incorporated herein by this reference (the Office Space Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1.1.14 of the Summary, is made by and between Landlord and Tenant.

1.   LEASE OF PREMISES
     -----------------

     1.1  Premises and Building.  Landlord hereby leases to Tenant, and Tenant
          ---------------------
hereby leases from Landlord the premises set forth in Section 1.1.5 of the Summary ("Premises") which Premises are located in the building whose address is 303 West Madison, Chicago, Illinois (which building, together with the parking garage therein and all equipment, fixtures, and machinery which may now or hereafter exist therein or thereon are collectively referred to herein as the "Building"), for the Lease Term and upon the terms, covenants and conditions set forth in this Lease. This Lease shall be in full force and effect from the date it is signed by Landlord and Tenant.

          With respect to any or all exterior balconies, patios, terraces or similar areas which may be appurtenant to the Premises, such areas shall not be used by Tenant, its employees, invitees, guests, agents or contractors for any purpose whatsoever and Tenant shall indemnify, defend, protect and hold harmless Landlord, its beneficiaries and their respective employees, officers, directors, agents, contractors, successors and assigns from and against all claims, damages, losses, liabilities and causes of action whatsoever arising out of Tenant's breach of the foregoing prohibition.

     1.2  Property.  The term "Property" as used in this Lease, shall mean (a)
          --------
the Building, (b) the land upon which the Building is located and all other improvements now or hereafter located upon said land, and all appurtenances thereto, and (c) at Landlord's discretion, any additional real property, areas, buildings or other improvements added thereto. Landlord reserves the right to make alterations or additions to or to change the elements of the Property; provided that exercise of any such rights shall not unreasonably interfere with Tenant's use of the Premises. Tenant acknowledges that Landlord has made no representation or warranty regarding the condition of the Property except as specifically set forth in this Lease.

2.   LEASE TERM
     ----------

     The term of this Lease ("Lease Term") shall commence on the date set forth in Section 1.1.7 of the Summary (the "Commencement Date"), (subject, however, to the terms of Section 5 of the Work Letter attached hereto as Exhibit 2), and expire on the date set forth in Section 1.1.8 of the Summary (the "Expiration Date") unless sooner terminated as provided in this Lease. If Landlord shall be unable to deliver possession of the Premises to Tenant on or before the anticipated Commencement Date set forth in Section 1.1.7 of the Summary for any reason whatsoever (including holding over by an existing tenant or occupant of the Premises), Landlord shall not be subject to any liability for the failure to do so nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder. Following the Commencement Date, Landlord shall deliver to Tenant the Confirmation of Lease Term Dates attached hereto as
Exhibit 5, which Confirmation of Lease Term Dates Tenant shall execute and
---------
return to Landlord within five (5) days after receipt thereof.

     In the event the Commencement Date shall not have occurred on or before June 1, 2000, Tenant shall have the right to terminate this Lease by giving written notice of termination ("Termination Notice") to Landlord on or before June 10, 2000. In the event Tenant exercises the termination right in the preceding sentence, this Lease shall terminate unless the Commencement Date shall have occurred on or before July 1, 2000 in which event the Termination Notice shall be deemed null and void. In the event this Lease shall terminate, Landlord shall return the Security Deposit or the Letter of Credit (as hereinafter defined) delivered by Tenant to Landlord and Monthly Base Rent for the first full calendar month of the Lease Term paid pursuant to Paragraph 3 below, whereupon neither party shall have any further rights, obligations or liabilities under this Lease, except for any obligations or liabilities that expressly survive termination.

3.   BASE RENT
     ---------

     Tenant shall pay to Landlord in the manner and at the place set forth in
Section 4.3 of this Lease, the monthly Base Rent ("Monthly Base Rent") specified in Section 1.1.9 of the Summary monthly, in advance, on the first day of each calendar month during the Lease Term, except that Monthly Base Rent for the first full calendar month of the Lease Term shall be paid concurrently with the execution of this Lease by Tenant. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then Monthly Base Rent for such month will be prorated on a per diem basis based on the number of days in such month and the excess of the installment of Monthly Base Rent paid concurrently with the execution of this Lease by Tenant over such prorated amount for the first calendar month of the Lease Term shall be applied against Monthly Base Rent for the first full calendar month of the Lease Term.

4.   ADDITIONAL RENT
     ---------------

     4.1  Definitions.  For purposes of this Lease, the following terms shall
          -----------
have the meanings ascribed to them in this Section 4.1:

          (a) "Direct Expenses" shall mean, collectively, "Operating Expenses" and "Taxes", as hereinafter defined.

          (b) "Expense Year" shall mean each calendar year or part thereof during the Lease Term.

          (c) "Lease Year" shall mean (i) with respect to the first Lease Year, the period starting on the Commencement Date and ending on the last day of the twelfth full calendar month thereafter (so that if the Commencement Date falls on the first day of a calendar month, the first Lease Year will have exactly 12 calendar months and otherwise the first Lease Year will have 12 full calendar months plus one (1) partial calendar month) and (ii) with respect to all subsequent Lease Years, a period of 12 calendar months commencing on the day following the last day of the prior Lease Year, except that if this Lease is terminated or expires on any day other than the last day of such twelve calendar month period, the last Lease Year shall end on the day upon which this Lease is terminated or expires.

          (d) "Operating Expenses" shall mean and include all amounts, expenses and costs of whatever nature that Landlord incurs because of or in connection with the ownership, operation, repair, management, replacement or maintenance of the Property or any portion thereof. Operating Expenses shall be determined on an accrual basis in accordance with sound management accounting principles consistently applied and shall include, but shall not be limited to, the following:

                    (i) Wages, salaries, fees, related taxes, insurance costs, benefits (including amounts payable under medical, pension and welfare plans and any amounts payable under collective bargaining agreements) and reimbursement of expenses of and relating to all personnel engaged in operating, repairing, managing, replacing and maintaining the Property; provided that the wages, salaries, fees, related taxes, insurance costs, benefits and reimbursement of expenses for any part time personnel shall be equitably prorated based on the amount of time said personnel devote to the Property.

                    (ii) All supplies and materials used in operating, repairing, and maintaining the Property, and all sales, use or occupation taxes incurred in connection therewith.

                    (iii) Legal and accounting fees and expenses relating to management and operation of the Property excluding court costs and legal fees incurred with regard to enforcing the obligations of tenants under other leases.

                    (iv) Cost of all utilities for the Property, including, without limitation, water, power, fuel, heating, lighting, air conditioning and ventilating, and all taxes imposed upon utility charges.

                    (v) Fees and other charges payable under or in respect of all maintenance, repair, janitorial, parking, security, scavenger, landscaping and other service agreements for or pertaining to the Property.

                    (vi) Costs of all insurance relating to the Property, its occupancy or operations.

                    (vii) Cost of repairs and maintenance of the Property, excluding only such costs which are paid by the proceeds of insurance, by Tenant or by other third parties (other than the payment by Tenant or other tenants of Operating Expense pass-throughs pursuant to this Lease or other tenants' leases).

                    (viii) Amortization of the cost of capital investment items (or the rentals attributable to leasing such items) that are for the purpose of reducing Operating Expenses or that may be required by governmental authority or requirement, from time to time, plus interest on the unamortized balance thereof at the then current market rate. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined in accordance with sound management accounting principles.

                    (ix)      Cost of public safety protection.

                    (x) Management, related overhead and administrative fees and reimbursed expenses of Landlord's Management Agent; provided that in no event shall the fee paid for management of the Building exceed the prevailing management fee rate for comparable buildings in the vicinity of the Building.

                    (xi) Fees and charges under any declaration of covenants, easements or restrictions affecting the Property.

          The following shall not be included within Operating Expenses:

                    (i) Leasing commissions, attorneys' fees, costs, disbursements, and other expenses incurred in connection with negotiations or disputes with tenants, or in connection with leasing, renovating, or improving space for tenants or other occupants or prospective tenants or other occupants of the Building.

                    (ii) The cost of any service sold to any tenant (including Tenant) or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease with that tenant.

                    (iii)     Any depreciation on the Building or the Property.

                    (iv) Expenses in connection with services or other benefits of a type that are not generally provided to all office tenants (including Tenant) but which are provided to another tenant or occupant of the Building or Property.

                    (v) Costs incurred due to Landlord's violation of any terms or conditions of this Lease or any other lease relating to the Building or Property.

                    (vi) Overhead profit increments paid to Landlord's subsidiaries or affiliates for management or other services on or to the Building or for supplies or other materials to the extent that the cost of the services, supplies, or materials exceeds the cost that would have been paid had the services, supplies, or materials been provided by unaffiliated parties on a competitive basis.

                    (vii) All interest, loan fees, and other carrying costs related to any mortgage or deed of trust and all rental and other amounts payable under any ground or underlying lease.

                    (viii) Any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord.

                    (ix)      Advertising and promotional expenditures.

                    (x) Costs of repairs and other work occasioned by fire, windstorm, or other casualty of an insurable nature in excess of the insurance deductible.

                    (xi) Any costs, fines, or penalties incurred due to violations by Landlord (as opposed to violations by any tenant and/or the Tenant) of any governmental rule or authority, this Lease or any other lease in the Property, or due to Landlord's negligence or willful misconduct.

                    (xxii) Costs for sculptures, paintings, or other objects of art (nor insurance thereon or extraordinary security in connection therewith).

                    (xxiii)   Wages, salaries, or other compensation paid to any
          executive employees above the grade of building manager.

                    (xiv) The cost of correcting any building code or other violations which existed prior to the Commencement Date.

                    (xv) The cost of containing, removing or otherwise remediating any contamination of the Property (including the underlying land and ground water) where such contamination was not caused by Tenant.

                    (xvi) The cost of capital investment items except as provided in subdivision (viii) of the items included in Operating Expenses.


          If at any time the Building is less than 95% occupied or Landlord is not supplying services to at least 95% of the rentable areas of the Building during an entire calendar year, then Landlord may adjust actual Operating Expenses to Landlord's estimate of that amount which would have been paid or incurred by Landlord as Operating Expenses had the Building been 95% occupied or serviced, and the Operating Expenses as so adjusted shall be deemed to be the actual Operating Expenses for such calendar year. If Landlord does not furnish during any Expense Year any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a tenant which has been authorized by Landlord to perform such work or service in lieu of the performance thereof by Landlord, then Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such Expense Year by Landlord if it had, at its cost, furnished such work or service to such tenant.

          (e) "Taxes" shall mean and include all federal, state and local government taxes, assessments and charges of any kind or nature, now or hereafter imposed, whether general, special, ordinary or extraordinary, and any increases resulting from the reassessments caused by any change in ownership of the Property, incurred by Landlord or assessed against the Property, in a calendar year with respect to the value, ownership, use, occupation, management, operation, maintenance, vehicle parking, repair or leasing of the Property. If any special assessment payable in installments is levied against all or any part of the Property, then, at Landlord's discretion, Taxes for the calendar year in which such assessment is levied and for each calendar year thereafter shall include only the amount of any installments of such assessment plus interest thereon paid or payable during such calendar year (without regard to any right to pay, or payment of, such assessment in a single payment). Taxes shall include, without limitation, real estate and transit district taxes and assessments, sewer charges, sales and use taxes (unless included in Operating Expenses), ad valorem taxes, personal property taxes, and all taxes, assessments and charges in lieu of, substituted for or in addition to any or all of the foregoing taxes, assessments and charges. Taxes shall also include the amount of all fees, costs and expenses (including, without limitation, attorneys' fees and court costs) paid or incurred by Landlord during such calendar year in seeking or obtaining any refund or reduction of Taxes or for contesting or protesting any imposition of Taxes, whether or not successful and whether or not attributable to Taxes assessed, paid or incurred in such calendar year. Notwithstanding any provision of this
     Section 4.1(e) to the contrary, Taxes shall not include any federal, state or local government income, franchise, capital stock, transfer, inheritance or estate taxes, except to the extent such taxes are in lieu of or a substitute for any of the taxes, assessments and charges previously described in this Section 4.1(e).

     4.2  Allocation of Direct Expenses.  Direct Expenses are determined
          -----------------------------
annually for the Property as a whole. The portion of Direct Expenses allocated to the tenants of the Building shall consist of: (a) all Direct Expenses attributable solely to the Building and the land parcel(s) upon which the Building is located to the extent the same are separately identifiable and capable of separate assessment, as reasonably determined by Landlord; and (b) an equitable portion of the Direct Expenses attributable to the Property as a whole and not attributable solely to, and/or not separately identifiable for, the Building.

     4.3  Payment of Rent.  Tenant shall pay to Landlord's Management Agent, as
          ---------------
custodian on behalf of Landlord, at the address specified in Section 1.1.2 of the Summary, or to such other person or entity or at such other place as Landlord may from time to time direct in writing, all amounts due Landlord from Tenant under this Lease, including, without limitation, Monthly Base Rent and the Estimated Direct Expenses and payments of Direct Expenses pursuant to Sections 4.5 and 4.6 below (such Estimated Direct Expenses and Direct Expense payments and all other amounts payable by Tenant, other than the Monthly Base Rent, shall hereinafter be referred to collectively as "Additional Rent"; the Monthly Base Rent and Additional Rent are hereinafter referred to collectively as the "Rent"). Except as specifically provided in this Lease, Rent shall be paid without abatement, deduction or setoff of any kind, it being the intention of the parties that, to the full extent permitted by law, Tenant's covenant to pay Rent shall be independent of all other covenants contained in this Lease. All of Tenant's theretofore accrued obligations hereunder to pay Rent shall survive the termination of this Lease.

     4.4  Calculation and Payment of Tenant's Share of the Direct Expenses.
          ----------------------------------------------------------------
Tenant shall pay to Landlord, in the manner set forth in Sections 4.5 and 4.6 below, and as

Additional Rent, an amount equal to Tenant's Share of the Direct Expenses for each Expense Year any portion of which falls within the Lease Term.

     4.5  Statement of Actual Direct Expenses and Payment by Tenant.  Landlord
          ---------------------------------------------------------
shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "Statement") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of Tenant's Share thereof and payment of Tenant's Estimated Direct Expenses. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if the amount of Tenant's Share of Direct Expenses exceeds Tenant's payment of Tenant's Estimated Direct Expenses for such Expense Year, then Tenant shall pay, with its next installment of Monthly Base Rent due, the full amount of such excess (the "Excess") for such Expense Year. If Tenant's payment of Tenant's Estimated Direct Expenses exceeds the amount of Tenant's share of Direct Expenses for such Expense Year as shown on the Statement, then the amount of such excess shall be credited against Tenant's Estimated Direct Expenses next due under this Lease, or if the Lease Term has expired and no further amounts are due from Tenant under this Lease, Landlord shall refund to Tenant the amount of any unapplied excess not later than 30 days following delivery of the Statement. The failure of Landlord to timely furnish the Statement for any Expense Year shall not be deemed a default by Landlord nor shall it prejudice Landlord from enforcing its rights under this
Section 4.

     Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.4 of this Lease. The provisions of this Section 4.5 shall survive the expiration or earlier termination of the Lease Term.

     4.6  Statement of Estimated Expenses.  In addition, Landlord shall endeavor
          -------------------------------
to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate ("the Estimate") of what Tenant's Share of the total amount of the Direct Expenses allocated to tenants of the Building pursuant to the terms of Section 4.2 above for the then-current Expense Year shall be (the "Estimated Direct Expenses"). Such Estimate may be revised by Landlord whenever it obtains information relevant to making such Estimate more accurate. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not be deemed a default by Landlord nor shall it preclude Landlord from enforcing its rights to collect any Estimated Direct Expenses under this Section 4. Tenant shall pay to Landlord, at the time and place and in the manner that payments of Monthly Base Rent are due hereunder, one-twelfth of the Estimate of Tenant's Share of Direct Expenses. In addition, if pursuant to the Estimate Statement an estimated Excess is calculated for the then current Expense Year, Tenant shall pay, with its next installment of the Monthly Base Rent due, the amount of such estimated Excess for the then-current Expense Year. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the Monthly Base Rent installments, an amount equal to 1/12th of the total Estimated Direct Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.

     4.7  Tenant's Right to Inspect Books and Records.  On reasonable advance
          -------------------------------------------
notice, Landlord shall make available to Tenant's licensed, certified public accountant, at Tenant's cost, during the 45 days following the receipt by Tenant of the Statement of Direct Expenses with respect to the Expense Year applicable to such Statement, Landlord's books and records where the same are maintained with respect to the Direct Expenses for such Expense Year. Landlord shall have no obligation to allow its books and records to be reviewed by any person other than Tenant's licensed, certified public accountant. If Tenant wishes to contest any item of Direct Expenses within a particular Statement, Tenant shall do so in a written notice received by Landlord within 30 days following Tenant's receipt of such Statement, which notice shall specify in detail the item or items being contested and the specific grounds therefor. However, the giving of notice shall not relieve Tenant from the obligation to pay any amounts (including amounts contested by Tenant) in such Statement in accordance with Sections 4.5 or 4.6 above. If Tenant timely gives said notice to Landlord, any dispute with respect to any item or items in such Statement, including any calculations therein, shall be submitted to Landlord's firm of certified public accountants ("CPA"), whose decision (the "CPA Decision") shall be submitted to and binding on the parties. If the CPA Decision reveals that Landlord has over-charged Tenant, then within 30 days after the results of the CPA Decision are made available to Landlord, Landlord shall credit against future Additional Rent the amount of such over-charge. If the CPA Decision reveals that the Tenant was undercharged, then within 30 days after the results of such CPA Decision are made available to Tenant, Tenant shall reimburse to Landlord the amount of such undercharge. Tenant shall pay on demand all fees of the CPA with respect to any such dispute, unless the amount of the Tenant's Share of Direct Expenses, as provided in such Statement, exceeds the amount of Tenant's Share of Direct Expenses as finally determined by the CPA by more than 10%. In addition, if the CPA Decision indicates that the Statement exceeded the actual Direct Expenses which should have been charged to Tenant by more than 10%, the reasonable cost of Tenant's audit shall be paid by Landlord. Notwithstanding anything else in this Section 4.7 to the contrary, if Tenant fails to give such notice within said 45 day period or fails to pay all amounts (including amounts contested by Tenant) in such Statement, in accordance with Section 4.5 or this Section 4.7, whether or not contested, Tenant shall have no further right to contest any item or items in such Statement and Tenant shall be deemed to have accepted such Statement.

     4.8  Taxes and Other Charges for Which Tenant Is Directly Responsible.
          ----------------------------------------------------------------
Subject to Section 30.9 of this Lease, Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Taxes by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          (a) Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

          (b) Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Building or Property;

          (c) Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

          (d) Said assessments are levied or assessed upon the Property or any part thereof or upon Landlord and/or by any governmental authority or entity, and relate to the construction, operation, management, use, alteration or repair of mass transit improvements (collectively, "Mass Transit Assessments").

5.   SECURITY DEPOSIT
     ----------------

     Concurrently with the execution and delivery of this Lease, Tenant shall provide Landlord with a security deposit in the amount set forth in Section
1.1.12 of the Summary as security for the full and punctual performance by Tenant of all of the terms and provisions of this Lease. At Tenant's option, the security deposit may be either cash or a letter of credit ("Letter of Credit"). For purposes of this Section 5, if Tenant shall have elected to deposit cash, all references herein to proceeds of the Letter of Credit shall be deemed to refer to the cash security deposit. In the event Tenant defaults in the performance of any of the terms of this Lease (including, without limitation, the payment of Monthly Base Rent and/or Additional Rent) and such default is not cured before the expiration of any applicable notice and cure period, Landlord may draw upon the Letter of Credit, and apply all or any part of the proceeds of the Letter of Credit to the extent required for the payment of any Monthly Base Rent or Additional Rent or for any sum for which Tenant is liable to Landlord under any of the terms of this Lease, including any payments, damages or deficiency which Landlord is then entitled to collect from Tenant under this Lease, whether accruing before or after summary proceedings or other re-entry by Landlord. In the case of every such use or application of the proceeds of the Letter of Credit, Tenant shall, on demand, either pay to the Landlord the sum so used or applied (or deliver a second letter of credit identical in form and substance to the original letter of credit and issued by an Acceptable Bank (as hereinafter defined) in such amount to Landlord) which sum shall be added to the security held hereunder so that the same shall be replenished to its former amount. In the event of an assignment by Landlord of its interest in this Lease, Landlord shall transfer the Letter of Credit or the cash security deposit, as the case may be, to the assignee and Landlord shall so notify Tenant in writing of any such transfer. Upon such transfer of the Letter of Credit or the cash security deposit, as the case may be, Landlord shall ipso facto be released by Tenant from all liability for the return of such Letter of Credit or cash security deposit and in such case, Tenant agrees to look solely to the new Landlord for the return of such Letter of Credit or cash security deposit. The provisions of the preceding sentence shall apply to every transfer or assignment made of the Letter of Credit or the cash security deposit to a new Landlord. Tenant shall not assign or encumber or attempt to assign or encumber the Letter of Credit or the cash security deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance or attempted assignment or encumbrance. In the event the Letter of Credit is to expire by its terms prior to the expiration date of this Lease (including, without limitation, a notice from the bank that issued the Letter of Credit that it is not automatically renewing the expiration date for an additional one (1) year period) and Landlord shall not have received at least thirty (30) days prior to the expiration date of the Letter of Credit a substitute Letter of Credit issued by an Acceptable Bank (as hereinafter defined) which is substantially identical to the original Letter of Credit except for a later expiration date at least sixty (60) days beyond the then current expiration date, Landlord may draw upon the entire proceeds of the Letter of Credit. In the event the Landlord draws upon the Letter of Credit as aforesaid, the proceeds of such drawing shall be held by the Landlord in accordance with the terms of this Section 5, as if such proceeds constituted the Letter of Credit.

     If Tenant elects to deposit a Letter of Credit as the security deposit, such Letter of Credit shall be a clean, irrevocable standby Letter of Credit in the form of Exhibit 4 attached hereto, shall be issued by a federally chartered
            ---------
commercial bank which is reasonably acceptable to Landlord ("Acceptable Bank"), having an office in Chicago, Illinois, and shall have an expiration date which is at least one (1) year after the date of issuance of the Letter of Credit.

     Provided Tenant is not in default under this Lease, the Security Deposit or Letter of Credit, as the case may be, shall be reduced by Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 ($33,333.33) Dollars on each anniversary of the Commencement Date. If Tenant has deposited a Letter of Credit with Landlord, then provided that Tenant is not in default under this Lease on the anniversary of the Commencement Date, Landlord shall return to Tenant the Letter of Credit then being held by Landlord upon receipt of a replacement Letter of Credit issued by an Acceptable Bank and identical to the Letter of Credit then being held by Landlord except that such replacement Letter of Credit shall be in the reduced amount provided for herein. If Landlord is holding a cash Security Deposit, then provided Tenant is not in default under this Lease on the anniversary of the Commencement Date, Landlord shall refund to Tenant the amount, if any, by which the Security Deposit then being held by Landlord exceeds the reduced amount provided for herein.

     Neither the application of the proceeds of the Letter of Credit or of any cash security deposit, as the case may be, set forth above nor the payment by Tenant to restore such security deposit shall operate to cure such default or to estop Landlord from pursuing any remedy to which Landlord would otherwise be entitled.

     Within thirty (30) days following the expiration of the Lease Term or earlier termination of this Lease, and provided there exists no default by Tenant hereunder and no amounts are owing to Landlord by Tenant, the Security Deposit or any balance thereof or the Letter of Credit, as the case may be, shall be returned to Tenant (or, at Landlord's option, to Tenant's assignee).

6.   USE OF PREMISES
     ---------------

     6.1  Permitted Uses.  Tenant shall use and occupy the Premises solely for
          --------------
the Permitted Uses set forth in Section 1.1.11 of the Summary and for no other use or purpose.

     6.2  Prohibited Uses.  Tenant shall not suffer or permit the Premises or
          ---------------
any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept in the Premises which would in any way (i) violate any law or requirement of public authorities, (ii) cause structural injury to the Building or any part thereof, (iii) interfere with the normal operation of the heating, air conditioning, ventilating, plumbing or other mechanical or electrical systems of the Building or the elevators installed therein, (iv) constitute a public or private nuisance or waste, (v) alter the appearance of the exterior of the Building or any portion of the interior thereof other than the Premises, (vi) impair or disturb the use for normal office or retail purposes of any other area of the Building or Property by, or occasion physical discomfort to, any of the other tenants or occupants of the Building or Property or permit any vapors, fumes or odors to escape to, or permeate into any other portion of the Building or Property or into the ventilation system, (vii) permit excessive sound or offensive noise to be heard outside of the Premises, or (viii) violate any of Tenant's other obligations under this Lease. Tenant shall not discharge or permit to be discharged any materials into waste lines, vents or flues of the Building which might reasonably be anticipated to cause damage thereto. The water and wash closets and other plumbing fixtures in or serving the Premises shall not be used for any purpose other than those for which they shall have been designed or constructed and no sanitary napkins, paper towels, sweepings, rubbish or rags shall be deposited therein. Tenant is expressly prohibited from using cooking stoves, ovens (other than consumer-rated microwave ovens), space heaters and vending machines.

     6.3  Removal of Equipment.  Tenant, at any time may remove its movable
          --------------------
trade fixtures and equipment from the Premises. Tenant shall repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord on demand.

     6.4  Reimbursement of Landlord.  Within ten days of written demand
          -------------------------
therefor, Tenant shall reimburse and compensate Landlord as Additional Rent for all reasonable expenditures made by, or damages or fines sustained or incurred by, Landlord due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with.

     6.5  Compliance with Laws.  Prior to the commencement of the Lease Term, if
          --------------------
Tenant is then in possession, and at all times after commencement of the Lease Term, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the American Insurance Association (formerly the National Board of Fire Underwriters), or any similar body which shall impose any obligation or duty upon Landlord or Tenant with respect to the Premises, whether or not arising out of Tenant's use or manner of use thereof (including Tenant's Permitted Uses), or, with respect to the Building and/or Property if arising out of Tenant's use or manner of use of the Premises, the Building and/or Property (including the use permitted under this Lease); provided, however, that nothing herein shall require Tenant to make structural repairs or alterations unless the same are required due to Tenant's alterations (or alterations made on behalf of Tenant and any alterations made at or prior to the Commencement Date other than the Tenant Improvements, whether done by Landlord's contractor or by Tenant's contractor) or Tenant has, by its specific manner of use of the Premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto or has otherwise given rise to requirements under any such laws, ordinances, orders, rules, regulations or requirements. If during the last six (6) months of the Lease Term Tenant would have to spend in excess of Twenty-Five Thousand and No/100 ($25,000.00) Dollars in capital improvements to comply with its obligations hereunder, Tenant shall be responsible for a portion of the cost of such capital improvements ("Capital Improvement Cost") equal to the Capital Improvement Cost multiplied times a fraction, the numerator of which is the number of months remaining in the Lease Term and the denominator of which is the useful life (in months) of the applicable capital improvement(s) under the Internal Revenue Code; provided that nothing herein shall be deemed to limit Tenant's obligation to make and pay the entire cost of any such capital improvement(s) which result from Tenant's manner of use of the Premises or method of operation therein or any alterations made by Tenant or made on behalf of Tenant other than the Tenant Improvements. Provided Tenant does not occupy the Premises prior to the Commencement Date, nothing herein shall obligate Tenant to comply with any laws requiring removal, abatement or remediation of hazardous or toxic materials and/or asbestos located in the Premises prior to the Commencement Date. Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the Premises or any part thereof to be condemned or vacated, and provided further that Tenant's right to contest and appeal laws relating to such non-compliance shall have no adverse effect on the Building or Property including, without limitation, on the ability to obtain (a) a building permit for the Property, (b) a certificate of occupancy for the Property or any portions thereof, or (c) a building completion sign-off for any work performed in or on the Property.

     6.6  Tenant's Covenants.  Tenant shall comply with all applicable federal,
          ------------------
state and municipal laws, ordinances and regulations, and Building and Property rules. Nothing herein shall obligate Tenant to comply with any laws requiring removal, abatement or remediation of hazardous or toxic materials and/or asbestos located in the Premises prior to the Commencement Date. Tenant shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or which may increase the cost of insurance or require additional insurance coverage. Tenant agrees, at its sole expense, to comply with and conform to all of the rules, regulations and requirements of any fire insurance rating organization or similar organization and with all governmental authorities having jurisdiction thereof, present or future, relating in any way to the condition, use and occupancy of the Premises throughout the Lease Term, including, without limitation, any applicable Illinois Inspection and Rating Bureau, Fire Insurance Rating Organization and by the fire department having jurisdiction over the Property; provided, however, that nothing herein shall require Tenant to make structural repairs or alterations unless the same are required due to Tenant's alterations (or alterations made on behalf of Tenant and any alterations made at or prior to the Commencement Date other than the Tenant Improvements, whether done by Landlord's contractor or by Tenant's contractor) or Tenant has, by its specific manner of use of the Premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto or has otherwise given rise to requirements under any such laws, ordinances, orders, rules, regulations or requirements. If during the last six (6) months of the Lease Term Tenant would have to spend in excess of Twenty-Five Thousand and No/100 ($25,000.00) Dollars in capital improvements to comply with its obligations hereunder, Tenant shall be responsible for a portion of the cost of such capital improvements ("Capital Improvement Cost") equal to the Capital Improvement Cost multiplied times a fraction, the numerator of which is the number of months remaining in the Lease Term and the denominator of which is the useful life (in months) of the applicable capital improvement(s) under the Internal Revenue Code; provided that nothing herein shall be deemed to limit Tenant's obligation to make and pay the entire cost of any such capital improvement(s) which result from Tenant's manner of use of the Premises or method of operation therein or any alterations made by Tenant or made on behalf of Tenant other than the Tenant Improvements. Tenant shall comply with and participate in any emergency and fire evacuation and safety programs adopted by Landlord. Tenant shall not permit inflammables such as gasoline, kerosene, naphtha, benzene, or explosives or other intrinsically dangerous articles, goods or merchandise to be brought into the Building. Tenant shall not use or allow another person or entity to use any part of the Premises for storage, use, treatment, manufacture or sale of any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Illinois or the United States Government, except that nothing herein shall prohibit Tenant from storing and using ordinary and customary office supplies, provided such storage and use is in accordance with all applicable laws, rules and regulations. Tenant shall comply with the directions of any public officer authorized by law with respect to the Premises or the Building or the use or occupancy thereof.

     6.7  Additional Restrictions.  Tenant shall not use, suffer or permit the
          -----------------------
Premises or any part thereof to be used for the manufacture, sale, serving or distribution by gift or otherwise of any spirituous, fermented or intoxicating liquors or any drugs; provided, so long as Tenant is in full compliance with
Section 15.1, Tenant may serve liquor without charge on special limited occasions related to Tenant's business conducted at the Premises, so long as Tenant has procured so called "host liability" insurance as part of the liability insurance required under Section 15.1. Tenant shall not bring into or store firearms of any kind in the Building. Tenant shall not use the Premises for the manufacture, distribution or sale of any merchandise or other materials. Tenant shall not install any equipment utilizing ammonia or other process necessitating venting. Tenant shall not permit any odors, acids, vapors, or other gases or materials to be discharged from the Premises into the common areas, waste lines, vents, flues or other tenant spaces in the Building or Property. Tenant shall not use, suffer or permit the use of the Premises or any part thereof for housing accommodations, for lodging or sleeping purposes or for any illegal purpose.

     6.8  Common Areas.  Tenant shall not, whether temporarily, accidentally or
          ------------
otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any portion of the Building or Property other than the Premises, including any sidewalk, plaza area, driveway, passageway, entrance, exit, stairway, lobby, corridor, hall, elevator, shipping platform, truck concourse or vault area in or about the Building or Property. All passageways, entrances, exits, elevators, stairways, corridors, halls and roofs of the Building and Property are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, may be prejudicial to the safety, character, reputation or other interests of the Building and/or Property, its tenants or Landlord; provided, however, that nothing herein contained shall be construed to prevent ingress and egress to the Premises by persons with whom Tenant deals within the normal course of Tenant's business. Tenant shall not enter nor permit its employees, agents, guests or invitees to enter into areas of the Building or Property designated for the exclusive use of Landlord, its employees, other tenants guests or invitees. Tenant shall not use, nor permit the use by its employees, agents, guests or invitees, of any common area in the Building or Property other than for access to and from the Premises.

     6.9   Signs and Advertising.  Tenant shall not, without the prior written
           ---------------------
consent of Landlord which consent may be withheld by Landlord in Landlord's sole and absolute discretion, install any shades, draperies, blinds or other window covering, awning, sign, lettering, picture, notice, advertisement or object unacceptable to Landlord on or against glass partitions, doors or windows that would be visible outside the Premises or any sign, lettering, picture, notice or advertisement within the Premises that would be visible outside the Premises. Landlord shall have the right to prohibit any advertisement of or by Tenant in any public media, by direct solicitation or otherwise which advertisement, in Landlord's reasonable opinion, tends to impair the reputation of the Building or Property or its desirability as a first-class office building project. Upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement.

     6.10  Orderly Condition.  Tenant shall at all times keep the Premises neat
           -----------------
and orderly. Tenant and Tenant's employees, agents, contractors and licensees shall not at any time place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors, passageways or common areas of the Building or Property.

     6.11  Quiet Enjoyment.  So long as Tenant is not in default of any of its
           ---------------
covenants and obligations under this Lease all of which covenants and obligations are independent of Landlord's covenants and obligations hereunder, Tenant shall during the Lease Term, peaceably and quietly have, hold and enjoy the Premises free from hindrance by Landlord or anyone claiming by, through or under Landlord, subject to the terms and conditions of this Lease.

7.   RULES AND REGULATIONS
     ---------------------

     Tenant agrees to observe the reservations and rights reserved to Landlord in this Lease. Tenant shall comply, and shall cause its employees, agents, contractors and licensees to comply, and Tenant shall use its best efforts to cause Tenant's clients, customers and invitees to comply, with the rules and regulations attached hereto as Exhibit 3 and incorporated herein by this
                               ---------
reference, and such revised or additional rules and regulations reasonably adopted by Landlord during the Lease Term and applied generally to all office tenants of the Building (the "Rules and Regulations"). Tenant has reviewed the Rules and Regulations and understands that Landlord shall have the right, but not the obligation, to enforce the Rules and Regulations in order to preserve the value and integrity of the Property. Any violation by Tenant or any of its employees, agents, clients, customers, guests or invitees of any of the Rules and Regulations so adopted by Landlord shall be a default by Tenant under this Lease and may be restrained by court injunction; but whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expense resulting from any violation by Tenant or such other persons of any of the Rules and Regulations. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants and conditions of any other lease against any other tenant or any other persons; Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, guests, invitees, licensees, customers, clients, family members, or by any other person; and no such violation or failure of Landlord to enforce same shall constitute, or be treated as contributing to, an eviction, actual or constructive, or affect Tenant's covenants and obligations hereunder, or allow Tenant to reduce, abate or offset the payment of any Rent or other sum due under this Lease. Landlord shall not enforce any such Rule or Regulation against Tenant in a discriminatory manner. Notwithstanding anything to the contrary contained in this Section, if any rule or regulation is in conflict with any provision of this Lease, the provisions of this Lease shall prevail. In addition, no such rule or regulation, or any subsequent amendment thereto adopted by Landlord, shall in any way materially adversely alter, reduce or affect any of Tenant's rights or materially adversely enlarge any of Tenant's obligations under this Lease.

8.   SERVICES PROVIDED
     -----------------

     8.1  Standard Services.  Landlord shall furnish:
          -----------------

          (a) Cooled or heated air as and when necessary for normal comfort as reasonably determined by Landlord under normal business operations and in the absence of the use of equipment or quantity of inhabitants which materially affects the temperature which would otherwise be maintained in the Premises, Monday through Friday from 8:00 am. to 6:00 p.m. and Saturdays from 8:00 am. to 1:00 p.m., Holidays (as defined below) excepted. If the use of heat generating equipment in the Premises materially affects the temperatures otherwise maintained by the air conditioning system for normal business operations, and thereby requires, in the reasonable judgment of Landlord, the modification of the air conditioning or ventilation systems of the Building or the air conditioning or ventilating equipment in the Premises or the installation of supplementary air conditioning units in the Premises, Landlord reserves the right to perform such modification or installation, and the cost thereof shall be paid by Tenant to Landlord at the time of completion of such modification or installation. Any increased expense in maintaining or operating the system resulting, in Landlord's reasonable opinion, from such modification shall be paid by Tenant. In addition, Tenant shall reimburse Landlord for all direct and indirect costs of installation and maintenance of any supplementary air conditioning equipment or units installed in accordance with this Section 8.1(a). Tenant agrees to keep and cause to be kept closed all windows in the Premises and at all times to cooperate fully with Landlord in the operation of said system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the heating, ventilation and air conditioning systems. For purposes of this Lease, "Holidays" means those federal or state holidays which Landlord, in its sole discretion, designates to Tenant as "Holidays" for purposes of this Lease, such designation being subject to change from time to time; provided, Landlord shall not designate any day as a Holiday unless a substantial number of first-class Chicago office buildings recognize such day as a holiday. Tenant hereby acknowledges that the windows of the Premises are sealed, and that the temperature conditions in the Premises may cause the Premises to become uninhabitable during the times when Landlord is not required pursuant to this paragraph to furnish heat, ventilation or air conditioning, unless after hours heating, ventilating and/or cooling is provided to the Premises pursuant to Section
     8.4. Such condition of the Premises shall not constitute nor be deemed to be a breach or a violation of this Lease or of any provision hereof, nor shall it be deemed an eviction nor shall Tenant claim or be entitled to claim any abatement or reduction of Rent nor make any claim for any damages or compensation by reason of such condition of the Premises.

          (b) Washroom facilities, not within the Premises, for use by Tenant in common with other tenants on the floor on multi-tenant floors.

          (c) Janitor service in and about the Premises, Saturdays, Sundays and Holidays excepted. Landlord or Landlord's janitorial contractor may operate cleaning equipment using electrical outlets in the Premises without reimbursement to Tenant for the cost of electrical current thereby consumed.

          (d) Automatic passenger elevator service in common with Landlord and other tenants, at all times, day and night, including Holidays. Landlord shall provide limited non-exclusive freight elevator service at such times as Landlord shall determine and upon payment of such uniform charges as Landlord may establish from time to time.

          (e) Window washing of the inside and outside of all peripheral Building windows at such times as Landlord may determine, but at least two times per year.

     8.2  Interruption of Use.  Interruptions of any service to be provided by
          -------------------
Landlord under this Section 8 or of any utility or other services to the Building or the Premises, in whole or in part caused by repairs, maintenance, replacements, breakdowns, improvements, changes of service, alterations, accidents, acts of God or an enemy, strikes, lockouts, labor controversies, insurrections, riots, picketing (whether legal or illegal), laws, orders or regulations of any federal, state, county or municipal authorities, any accidents or casualties whatsoever, inability of Landlord to obtain electricity, fuel, water or supplies, or by the act or default of Tenant or any person other than Landlord, or by any cause or causes beyond the reasonable control of Landlord, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable for damages (unless due to Landlord's negligence or willful misconduct) by abatement or reduction of Rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease. In addition, Tenant agrees that compliance with any mandatory or voluntary energy conservation measures or other legal requirements instituted by any appropriate governmental authority shall not be considered a violation of any terms of this Lease and shall not entitle Tenant to terminate this Lease or require abatement or reduction of Rent hereunder. Landlord agrees to use reasonable efforts to cause the restoration of services in the event of any interruption described in this paragraph. Notwithstanding the foregoing, if an interruption or cessation of utilities which renders the Premises untenantable results from Landlord's breach of this Lease or the negligence or willful misconduct of Landlord, or its employees, agents and contractors and the Premises are not used by Tenant for the conduct of Tenant's business as a result thereof for a period of five (5) consecutive business days, Base Rent and applicable Operating Expenses shall be abated for the period which commences five (5) business days after the date Tenant gives to Landlord notice of such interruption until such utilities are restored or Tenant resumes using the Premises, whichever is earlier. In the event of any dispute between the parties as to whether Tenant is entitled to an abatement of Base Rent and Operating Expenses, such dispute shall be resolved by the arbitration under the then prevailing commercial rules of the American Arbitration Association, which arbitration shall be conducted in Chicago, Illinois. Pending the final determination of the arbitrator(s), Tenant shall continue paying the installments of Base Rent and Operating Expenses as provided in this Lease. If the arbitrator(s) determine that Tenant was entitled to an abatement of Base Rent and/or Operating Expenses, Landlord shall promptly refund to Tenant the amount which the arbitrator(s) determined is owing to Tenant.

     8.3  Tenant's Equipment/Overstandard Use/Electricity.
          -----------------------------------------------

          (a) The Premises is separately metered for electricity and Tenant shall make arrangements with the utility company for provision of electrical service to the Premises. Tenant shall pay, when due, directly to the utility company all bills for electrical consumption in the Premises. Landlord shall not be liable for any interruption in electrical service or for the character or quality of electrical service provided to the Premises, unless due to its negligence or willful misconduct.

          Tenant shall not install or operate in the Premises any equipment or other machinery, other than a telephone system, facsimile machines, electric typewriters, word processing machines, adding machines, radios, televisions, tape recorders, Dictaphones, bookkeeping machines, clocks, standard size office copiers, mini-computers, computer servers customary for general office use, and other standard office machines requiring similarly low utility consumption, without (i) obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed but may be conditioned upon the payment by Tenant of Additional Rent for additional consumption of utilities, additional wiring or other expenses resulting therefrom, (ii) securing all necessary permits from governmental authorities and utility companies and furnishing copies thereof to Landlord, and (iii) complying with any other requirements reasonably imposed by Landlord. Tenant shall not install any equipment or machinery which may necessitate any changes, replacements or additions to or material changes in the use of the water, heating, plumbing, air conditioning or electrical systems of the

     Building without obtaining the prior written consent of Landlord. Further, Tenant shall not place a load upon the floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry.

          (b) If at any time during the Lease Term, Tenant's connected electrical load from its use of equipment and fixtures (including incandescent lighting and power), as reasonably estimated by Landlord, exceeds the reasonable capacity available at the Premises (taking into account the electrical usage of Landlord and other tenants and occupants of the Building), then following notice to Tenant and a reasonable period in which Tenant may correct such situation, Landlord shall have the right to install additional transformers, distribution panels, wiring and other applicable equipment at the expense of Tenant. Landlord agrees to install such equipment at any time, at Tenant's expense, upon a written request from Tenant that such equipment be installed. None of the equipment so installed shall be deemed to be Tenant's property. In all events, the Premises shall be separately metered for all electrical usage at the Premises, including lighting, and Tenant shall pay all charges therefor prior to the date the same become delinquent.

          (c) If business machines and equipment belonging to Tenant cause noise or vibration that may be transmitted to any part of the Building to such degree as to be objectionable to Landlord or to any tenant of the Building, Tenant shall install and maintain, at Tenant's expense, devices that eliminate the noise and vibration.

     8.4  Additional Services.  Landlord shall in no event be obligated to
          -------------------
furnish any services or utilities, other than those specified in Section 8.1 above; provided, so long as Tenant is not in default of any of its obligations under this Lease, Landlord shall furnish after hours heating, ventilation and air conditioning to the Premises upon such advance notice to Landlord by Tenant as Landlord shall require of tenants generally. If Landlord furnishes services or utilities requested by Tenant in addition to those specified in Section 8.1 (including heating, ventilating and air conditioning at times other than those specified in paragraph (a) of Section 8.1), Tenant shall pay to Landlord Landlord's then prevailing rates for such services and utilities within 30 days after receipt of Landlord's invoices therefor. If Tenant shall fail to make any such payment, Landlord may, upon five days' advance notice to Tenant, and in addition to Landlord's other remedies under this Lease, discontinue any or all of the additional services and utilities, including the furnishing of after-hours heating, ventilating and air conditioning and such discontinuance shall not be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises nor shall same relieve Tenant from paying Rent or performing any of its obligations under this Lease.

     8.5  Building Directory.  Landlord shall list Tenant on the Building
          ------------------
directory. Any additional names requested by Tenant to be displayed in the Building directory must be approved by Landlord and, if approved, will be provided at the sole expense of Tenant.

9.   ADDITIONS OR ALTERATIONS
     ------------------------

     9.1  Landlord's Consent to Alterations.  Tenant shall not, without
          ---------------------------------
Landlord's prior written consent, permit any alteration, improvement, addition or installation in or to the Premises (all of which is collectively referred to as "Work"), including installation of telephone, computer or internal sound or paging systems or other similar systems, or the performance of any decorating, painting and other similar work in the Premises. The construction of the initial Tenant Improvements (as defined in Exhibit 2) to the Premises shall be governed
                                   ---------
by the terms of the Work Letter attached to this Lease as Exhibit 2, and not the
                                                          ---------
terms of this Section 9. Notwithstanding the foregoing, Tenant may, without
              ---------
obtaining Landlord's prior consent but with prior notice to Landlord, decorate the interior of the Premises at Tenant's sole discretion; provided such decorations do not involve structural changes or improvements to the Premises or the Building, do not involve or affect any of the Building Systems, do not exceed $10,000.00 in cost in any one instance, cannot be seen from the exterior of the Building or from any common areas of the Building and are otherwise performed in compliance with the provisions of this Article 9.

     9.2  Manner of Construction.  In the event Landlord consents to any Work,
          ----------------------
such Work shall be performed by contractors, subcontractors, and mechanics that Landlord has consented to in advance, which consent shall not be unreasonably withheld; conditioned or delayed, provided, Landlord reserves the right to cause any portion of such Work which affects the Building's structure or any Building system (such as the heating, ventilating and air conditioning systems, the plumbing system, life safety and the electrical system) to be performed by contractors, subcontractors and mechanics of Landlord's choosing, in which event Tenant shall pay the reasonable cost of preparation of the plans and permits and fees of said contractors, subcontractors and mechanics. Furthermore, Landlord reserves the right to require Tenant to retain only union contractors. Before commencement of any Work or delivery of any materials into the Premises or the Building, Tenant shall furnish to Landlord, for its prior written approval, architectural plans and specifications certified by a licensed architect or engineer reasonably acceptable to Landlord, and such other documentation as Landlord shall reasonably request. Tenant agrees to contract directly with such approved contractors, subcontractors and mechanics. Tenant agrees to indemnify, defend, protect and hold Landlord, its agents, partners, officers, servants and employees forever harmless from and against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with any such Work. Tenant shall pay the reasonable costs incurred by Landlord in reviewing plans and materials submitted to Landlord for approval. In addition, promptly after being billed therefor by Landlord, Tenant shall pay to Landlord a supervisory fee equal to 5% of the cost of all Work. Landlord's review of the plans and materials submitted to Landlord as set forth in this
Section 9.2, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any plans and materials submitted to Landlord are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to

Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained therein, and Tenant's waiver and indemnity set forth in Section 14 of this Lease shall specifically apply thereto. Tenant shall pay the cost of all such Work and the cost of repairing, decorating and altering the Premises and the Building occasioned by any such Work. In the event the cost of the Work exceeds Twenty-Five Thousand and No/100 ($25,000.00) Dollars, Landlord shall have the right, as a condition to approval, to require Tenant to provide reasonable security to insure the payment of all costs of the Work. All alterations, improvements, additions and installations to or on the Premises (including the initial Tenant Improvements constructed pursuant to the Work Letter), if any, shall become part of the Premises at the time of installation.

     9.3  Insurance; As-Built Plans.  Prior to the commencement of any Work or
          -------------------------
the delivery of any materials to the Building, Tenant shall submit to Landlord for Landlord's approval, the names and addresses of all contractors (other than those chosen by Landlord), contracts, necessary permits and licenses, certificates of insurance (including, without limitation, builder's all-risk, worker's compensation, commercial general liability and architect's professional errors and omissions insurance) naming Landlord and Landlord's agents as additional insureds and instruments of indemnification against any and all claims, costs, expenses, damages and liabilities which may arise in connection with the Work, all in such form and amount as shall be satisfactory to Landlord. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or other alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien free completion of such Alterations and naming Landlord as a co-obligee. All Work shall be done only at such time and in such manner as Landlord may from time to time reasonably designate. Upon completion of any Work, Tenant shall furnish Landlord with two sets of as-built plans of the Work and with contractors' and subcontractors' affidavits, full and final waivers of lien, and receipted paid bills covering all labor, services and materials expended and used in connection with such Work. All Work shall comply with all insurance requirements, all laws, ordinances, rules and regulations of all governmental authorities, and all collective bargaining agreements applicable to the Building, and shall be done in a good and workmanlike manner and with the use of new high-quality grades of materials.

10.  CONDITION OF PREMISES
     ---------------------

     10.1  Representations of Landlord.  No agreements or representations,
           ---------------------------
except such as are expressly contained herein and in the Work Letter attached hereto, if any, have been made to Tenant respecting the condition of the Premises or Property. Except as provided in the Work Letter, if any, Landlord shall not be obligated to provide or pay for any improvement work for the Premises. Subject to Landlord's obligation to complete the Tenant Improvements in accordance with the provisions of Exhibit 2 hereto, Tenant conclusively
                                     ---------
waives all claims relating to the condition of the Premises and accepts the

Premises as being free from defects and in good, clean and sanitary order, condition and repair, and agrees to keep the Premises in such condition.

     10.2  Tenant's Repair Obligations.  Except as provided in Section 10.3,
           ---------------------------
Tenant shall, during the Lease Term, at its own expense, keep the Premises, including all improvements, fixtures and equipment therein, clean and safe and in as good repair and condition as when all of the work described in the Work Letter, if any, was completed (or as to subsequent work, as when such Work was completed), ordinary wear and tear excepted. Tenant shall be responsible for all damage or injury to the Premises or any other part of the Building or Property and the systems and equipment thereof, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant (except for the Tenant Improvements and except for any work, labor, service or equipment performed or provided by Landlord) or arising out of the installation, use or operation of the property or equipment of Tenant. Tenant shall also be responsible for all damage to the Property, the Building and the Premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the Premises for which Tenant is responsible, under the supervision of Landlord and using only such contractors and subcontractors as Landlord has approved, which approval shall not be unreasonably withheld. Any other repairs in or to the Property or the Building or the facilities and systems thereof for which Tenant is responsible shall be performed by contractors retained by Landlord at Tenant's expense. In connection with all such repairs to the Premises or other parts of the Building or Property, Tenant shall reimburse Landlord within ten days of receipt of a bill therefor for Landlord's costs incurred in connection with such work, together with a fee for supervising such work (whether or not performed by Landlord) equal to 5% of the cost of such work. Notwithstanding anything to the contrary in this Lease, Lessee's obligation to repair or maintain shall not include the making of any structural repairs or improvements unless, and to the extent, required due to the negligence or willful acts of Tenant or its employees, agents or invitees. Notwithstanding anything to the contrary in this Lease, Tenant's obligation to repair or maintain shall not include the making of any capital repairs or improvements unless, and to the extent, required due to Tenant's negligence or willful misconduct.

     10.3  Landlord's Repair Obligations.  Except as provided in Sections 12 and
           -----------------------------
13, Landlord shall, subject to Section 14 and the second and third sentences of
Section 10.2, be obligated only to maintain and make necessary repairs to the structural elements of the Building, the roof of the Building, the elevators within the Building, the public corridors, public washrooms and lobby of the Building, the exterior windows of the Building, and, subject to the provisions of Section 8, the electrical, plumbing, heating, ventilation and air conditioning systems of the Building. Tenant agrees to give prompt notice of any defective condition in the Premises for which Landlord may be responsible hereunder. Inconvenience, annoyance or injury to business arising from Landlord or others making repairs, alterations, additions or improvements in or to any portion of the Property, the

Building or the Premises or in and to the fixtures, appurtenances or equipment thereof, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable for damages by abatement or reduction of Rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord will use reasonable efforts to schedule work in the Premises so as to minimize any adverse effect thereof on Tenant's business. If Tenant requests that such work be done after normal business hours, and if Landlord consents thereto (such consent not to be unreasonably withheld), Landlord will cause such work to be done after normal business hours and Tenant will pay the increased cost thereof within ten days of Tenant's receipt of a bill therefor. Tenant hereby waives and releases its right to make repairs at Landlord's expense under any law, statute, or ordinance now or hereafter in effect.

11.  SURRENDER
     ---------

     11.1  Surrender of Premises.  At the termination of this Lease, by lapse of
           ---------------------
time or otherwise, Tenant shall surrender possession of the Premises to Landlord and deliver all keys to the Premises and all locks therein to Landlord and make known to the Landlord the combination of all combination locks in the Premises, and shall, subject to Sections 12 and 13, return the Premises and all equipment and fixtures of the Landlord therein to Landlord in as good condition as when Tenant originally took possession (or as to subsequent Work, as when such Work was completed), ordinary wear and tear excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and the Tenant shall pay the cost thereof to Landlord on demand.

     11.2  Removal of Property.  Upon termination of this Lease or of Tenant's
           -------------------
right to possession of the Premises, by lapse of time or otherwise, all installations, additions, partitions, hardware, light fixtures, floor coverings, non-trade fixtures and improvements, temporary or permanent, except movable furniture and movable equipment belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, that if prior to any such termination Landlord so directs by notice, Tenant, at Tenant's sole expense, shall, prior to such termination or promptly thereafter, remove such of the installations, additions, partitions, hardware, cabling and data lines, light fixtures, floor coverings, non-trade fixtures and improvements placed in the Premises by or on behalf of Tenant as are designated in such notice and repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises, and Tenant shall pay the cost thereof to Landlord on demand. Notwithstanding anything to the contrary in this Lease, Tenant shall not be required to remove any alterations, additions, improvements or utility installations for which Tenant has obtained Landlord's consent, unless Landlord has indicated at the time of granting such consent that removal will be required at the end of the Lease term.

     11.3  Survival.  All obligations of Tenant under this Section 11 shall
           --------
survive the termination of this Lease, by lapse of time or otherwise.

12.  DAMAGE OR DESTRUCTION
     ---------------------

     12.1  Repair of Damage to Premises by Landlord.  Tenant shall promptly
           ----------------------------------------
notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building or Property serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Section 12, restore the Premises and such common areas. Such restoration shall be to substantially the same condition of the Premises and such common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of any mortgage on the Building and/or the Property, or the lessor of any ground or underlying lease with respect to the Building and/or the Property, or any other modifications to such common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's casualty insurance required under Section 15 of this Lease, to the extent applicable to Landlord's restoration and Landlord shall repair any injury or damage to the improvements at or in the Premises, whether or not installed by Tenant or previously existing, including the Tenant Improvements (as modified by any subsequent Work) installed in the Premises and shall return such improvements to their original condition subject to 12.2 below. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of the Monthly Base Rent and Tenant's Share of Direct Expenses to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

     12.2  Landlord's Option to Repair.  Notwithstanding the terms of Section
           ---------------------------
12.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, the Building and/or the common areas and instead terminate this Lease by notifying Tenant in writing of such termination within 90 days after the date of damage, but Landlord may so elect only if the Building and/or the common areas shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present:
(i) repairs cannot reasonably be completed within 120 days of the date of damage (when such repairs are made without the payment of overtime or other premiums);
(ii) the holder of any mortgage on the Property and/or Building or the lessor of any ground or underlying lease with respect to the Property and/or Building shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies.

     12.3  Waiver of Statutory Provisions.  The provisions of this Lease,
           ------------------------------
including this Section 12, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Property and any statute or regulation of the State of Illinois, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Property.

     12.4  Damage Near End of Term.  In the event that the Premises, the
           -----------------------
Building and/or any common areas of the Building or Property servicing or providing access to the Premises or Building is destroyed or damaged to any substantial extent during the last 6 months of the Lease Term, then notwithstanding any other provision contained in this Section 12, both Landlord and Tenant shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within 30 days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Monthly Base Rent and Tenant's Share of Direct Expenses properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

     12.5  Tenant's Right to Terminate.  Notwithstanding anything to the
           ---------------------------
contrary contained herein, if Tenant's use of the Premises is substantially impaired due to any fire or other casualty for a period of more than one hundred fifty (150) consecutive days after the date of such fire or other casualty, Tenant shall have the right to terminate this Lease by giving written notice of termination to Landlord at any time thereafter until Tenant's use of the Premises is substantially restored; provided that any such termination shall not be effective if the damage to the Premises shall have been substantially repaired within thirty (30) days following Landlord's receipt of the aforementioned written termination notice.

13.  EMINENT DOMAIN
     --------------

     13.1  Permanent Taking of Premises/Termination.  In the event that the
           ----------------------------------------
whole or a substantial part of the Premises shall be condemned or taken in any manner for any public or quasi-public use (or sold under threat of such taking), and as a result thereof, the remainder of the Premises cannot be used for the same purpose as prior to such taking, the Lease Term shall terminate as of the date possession is taken; provided, however, if Landlord elects to make comparable space in the Building available to Tenant according to the terms and provisions of Section 26 of this Lease, Tenant shall accept such space and this Lease shall not terminate but shall then apply to such space.

     13.2  Partial Taking of Premises.  If less than a substantial part of the
           --------------------------
Premises shall be so condemned or taken (or sold under threat thereof) and after such taking the Premises can be used for the same purposes as prior thereto as reasonably determined by Tenant, the Lease Term shall cease only as to the part so taken as of the date possession shall be taken by such authority, and Tenant shall pay full Rent up to that date (with appropriate refund by Landlord of such Rent attributable to the part so taken as may have been paid in advance for any period subsequent to the date possession is taken) and thereafter Monthly Base Rent and Tenant's Share shall be equitably adjusted to reflect the reduction in the Premises by reason of such taking. Landlord shall, at its expense, make all necessary repairs or alterations to the Building so as to constitute the remaining Premises a complete architectural unit, provided that Landlord shall not be obligated to undertake any such repairs or alterations if the cost thereof exceeds the award resulting from such taking. If Landlord fails to fund such excess cost in order to complete such repairs or alterations, Tenant shall have the right to terminate this Lease by giving Landlord notice thereof; provided, if Landlord notifies Tenant within ten days after receiving Tenant's notice that Landlord shall fund such excess cost and promptly complete such repairs or alterations, then this Lease shall continue as if Tenant had not given Landlord such notice of termination.

     13.3  Taking Building.  If part of the Building or common areas of the
           ---------------
Building or Property servicing or providing access to the Building shall be so condemned or taken (or sold under threat thereof), or if any adjacent property or street shall be condemned or improved by a public or quasi-public authority in such a manner as to alter the use of any part of the Premises or the Building and, in the opinion of Landlord, the Building or any part thereof should be altered, demolished or restored in such a way as to materially alter the Premises or access to the Premises or Building, Landlord may terminate this Lease by notifying Tenant of such termination within 60 days following such taking of possession or improvement by such public or quasi-public authority, and this Lease shall expire on the date specified in the notice of termination, which shall be not less than 60 days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set forth as the expiration of the Lease Term, and the Monthly Base Rent and Tenant's Share of Direct Expenses shall be apportioned as of such date.

     13.4  Condemnation Award.  Landlord shall be entitled to receive the entire
           ------------------
award, including the damages for the property taken and damages to the remainder, with respect to any condemnation proceedings affecting the Building and/or Property. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation, whether attributable to the value of any unexpired portion of the Lease Term, the loss of profits' goodwill, leasehold improvements or otherwise, Tenant irrevocably assigning any and all such claims to Landlord. Nothing herein contained shall be deemed or construed to prevent Tenant from prosecuting a separate claim against the condemning authority for the value of any fixtures or improvements installed in or made to the premises by Tenant, at its cost, or for its costs of moving or loss of business by reason of such condemnation; provided that any such claim does not reduce the amount of Landlord's award.

14.  WAIVER AND INDEMNIFICATION
     --------------------------

     14.1  Release and Waiver.  To the extent not expressly prohibited by law,
           ------------------
Tenant releases Landlord, its beneficiaries, all Mortgagees (as defined in Section 24), and their respective agents, partners, shareholders, members, directors, managers, officers, servants and employees (collectively, "Landlord and its Affiliates"), from and waives all claims for damages to person or property sustained by Tenant or by any occupant of the Premises or the Building, or by any other person, resulting directly or indirectly from fire or other casualty, any other cause or any existing or future condition, defect, manner or thing in the Premises, the Building, the Property or any part thereof, or from any equipment or appurtenances therein, or from any accident in or about the Building or Property, or from any act or neglect of any tenant or other occupant of the Building or Property or of any other person. This section shall apply especially, but not exclusively, to damage caused by water, earth movement, snow, frost, steam, excessive heat or cold, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, falling plaster, broken glass, sprinkling or air conditioning devices or equipment, or flooding of basements, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the acts specifically enumerated above, or from any other thing or circumstance, whether of a like nature or of a wholly different nature. All personal property belonging to Tenant or any occupant of the Premises that is in the Premises or the Building or on the Property shall be there at the risk of Tenant or other person only and Landlord and its Affiliates shall not be liable for damage thereto or theft or misappropriation thereof.

     14.2  Indemnification.  To the extent not expressly prohibited by law,
           ---------------
Tenant agrees to protect, hold harmless and indemnify Landlord and its Affiliates from and against any and all claims, losses, expenses and liabilities, including without limitation reasonable attorneys' fees, for injuries to all persons and damage to or misappropriation or loss of property occurring in the Premises due to theft or other crimes occurring in the Premises and for injuries to all persons and damage to or loss of property arising from Tenant's use or occupancy of the Premises or the conduct of its business or from activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease or due to any other act or omission of Tenant, its agents, employees, contractors, licensees, clients, customers or invitees. In the event any action or proceeding is brought against Landlord and its Affiliates (or any or all of them) by reason of any such indemnified claims, losses, expenses and liabilities, then, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to such indemnitee.

     14.3  Tenant's Liability for Damage.  If any damage to the Premises, the
           -----------------------------
Building or the Property, or any equipment or appurtenance therein, whether belonging to Landlord or to other tenants of the Building or Property, results from any act or neglect of Tenant, its agents, employees, guests or invitees, Tenant shall be liable therefor and Landlord may, at Landlord's option, repair such damage, and Tenant shall, upon demand by Landlord, reimburse Landlord for the total cost of such repairs in excess of amounts, if any, paid to Landlord under insurance covering such repairs. If Landlord elects not to repair such damage, Tenant shall promptly repair such damages at its own cost and in accordance with the provisions of Section 9 as if such repair constituted Work under Section 9. If Tenant occupies space in which there is exterior glass, then Tenant shall be responsible for the damage, breakage or repair of such glass caused by Tenant or Tenant's employees, agents, contractors, licensees, clients, customers or invitees, except to the extent that such loss or damage is recoverable under Landlord's insurance, if any.

     14.4  Landlord's Liability.  Notwithstanding any provision of this Lease to
           --------------------
the contrary other than Section 15, Tenant shall not be deemed to exempt Landlord from liability for damage or injury to persons or damage to property to the extent such damage (i) is actually caused by or results from the negligence or willful misconduct of Landlord, its agents, servants or employees in the operation or maintenance of the Building or a breach by Landlord of its obligations hereunder, and (ii) is not otherwise covered by insurance maintained by Tenant under this Lease (or would have been so covered had Tenant maintained insurance as required under this Lease).

     14.5  Survival.  The provisions of this Section 14 shall survive the
           --------
expiration or sooner termination of this Lease.

15.  INSURANCE
     ---------

     15.1  Tenant's Insurance.  Tenant shall maintain the following coverages in
           ------------------
the following amounts.

          15.1.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 14 of this Lease, written on the basis of occurrence, for limits of liability not less than:

     Bodily Injury and
     Property Damage Liability    $3,000,000 each occurrence
                                  $3,000,000 annual aggregate

     Personal Injury Liability    $3,000,000 each occurrence
                                  $3,000,000 annual aggregate
                                  0% Insured's Participation

     Worker's Compensation and    ($500,000 (or such higher amount
     Employer's Liability         as may be required from time to time
     Insurance                    by any Employee Benefit Acts or other
                                  Statutes applicable in the state in
                                  which the Premises are located, and in
                                  any event sufficient to protect
                                  Tenant from liability


          15.1.2 Physical Damage Insurance covering all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises. Such insurance shall be written on an "all-risk" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amount that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement and sprinkler leakage coverage.

          15.1.3 Business interruption, loss of income and extra expense insurance in amounts sufficient to pay for Tenant's expenses and lost income attributable to perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises as a result of such perils.

          15.1.4  Form of Policies.  The minimum limits of policies of insurance
                  ----------------
required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, Landlord's beneficiaries, Landlord's Management Agent, the Mortgagees, any ground or underlying lessors of the Building, and any other party Landlord so specifies, as additional insureds, (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under
Section 14 of this Lease, (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of Illinois (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless 30 days' prior written notice shall have been given to Landlord, Landlord's Management Agent, and any Mortgagee or ground or underlying lessor of the Building; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Commencement Date and at least 30 days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within five days after delivery to Tenant of bills therefor.

     15.2  Subrogation.  Landlord and Tenant agree to have their respective
           -----------
insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be provided, however, the foregoing waiver shall not be operative in any case where the effect thereof is to invalidate any insurance coverage of the waiving party and provided further that Landlord and Tenant each agree to give written notice of the terms of this mutual waiver to each insurance company which has issued, or in the future may issue, property damage insurance to it, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver. Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all-risk coverage, theft, general liability, or other similar insurance.

     15.3  Additional Insurance Obligations.  Tenant shall carry and maintain
           --------------------------------
during the entire Lease Term, at Tenant's sole cost and expense, the insurance required to be carried by Tenant pursuant to this Section 15. In addition to Tenant's obligation in Section 6, Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premiums for insurance policies maintained by Landlord, then Tenant shall reimburse Landlord for any such increase.

16.  LANDLORD'S RIGHT OF ACCESS
     --------------------------

     16.1  Landlord's Entry.  Landlord and its representatives shall have the
           ----------------
right to enter the Premises at all reasonable times to inspect the same, to perform janitorial and cleaning services, to make repairs, alterations, additions or improvements, to maintain the Premises or the Building, specifically including, but without limiting the generality of the foregoing, to make repairs, additions or alterations within the Premises to mechanical, electrical and other facilities serving other premises in the Building, to make repairs, additions or alterations to the Building and/or Property which may change, eliminate or remove common areas, parking areas, if any, or the method of ingress to or egress from the Building and such areas, to convert common areas into leaseable areas, or otherwise alter, repair or reconstruct the common areas or change the use thereof, and to perform any acts related to the safety, protection, preservation, reletting, sale or improvement of the Premises, the Building and/or the Property and to post such reasonable notices as Landlord may desire to protect its rights. Landlord and its representatives shall have the right to enter the Premises at all reasonable times to exhibit the Premises to prospective purchasers, mortgagees or lessors of the Building and/or Property, and, during the 180 days prior to the expiration of the Lease Term, to exhibit the Premises to prospective tenants. In the event the Premises are vacant, Landlord may place upon the doors or in the windows of the Premises any usual or ordinary "To Let," "To Lease," or "For Rent" signs. Tenant shall permit Landlord to erect, use, maintain and repair pipes, cables, conduit, plumbing, columns, shafts, vents and wires, in, to and through the Premises, to the extent Landlord may now or hereafter deem necessary or appropriate for the proper operation, maintenance and repair of the Property and any portion of the Premises. Landlord and its representatives, for any of the foregoing purposes, may enter on and about the Premises and the Building with such material as Landlord may deem necessary, may erect scaffolding and all other necessary structures on or about the Premises, the Building and the Property and may close or temporarily suspend operations of entrances, doors, corridors, elevators, driveways, parking areas, loading docks or other facilities. Tenant waives any claim for damages, including the loss of business resulting therefrom, and agrees to pay Landlord for overtime and other expenses incurred if such work is done other than during ordinary business hours at Tenant's request. Notwithstanding anything in this Lease to the contrary, except with respect to an emergency, Landlord shall endeavor to provide Tenant with at least 24 hours' prior actual notice (which need not be in writing) before entering the Premises. In the event of an emergency, the determination of which shall require Landlord to be reasonable, Landlord shall, based on the circumstances, endeavor to provide Tenant with notice (which need not be in writing) of any contemplated entry upon the Premises. In the event of any entry by Landlord onto the Premises, Landlord shall minimize, to the extent feasible, interference with the conduct of Tenant's business.

     16.2  Additional Landlord's Rights.  Landlord shall also have the right to
           ----------------------------
take all material into the Premises that may be required for the purposes set forth in the foregoing Section 16.1 without the same constituting a constructive eviction of Tenant, in whole or in part and Rent shall not abate (except as provided in Section 12) while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. Landlord shall, to the extent feasible, minimize disruption to Tenant's use of the Premises in connection with any such entry.
If Tenant shall not be personally present to open and permit entry into the Premises, at any time, when for any reason entry therein shall be necessary or desirable, Landlord or Landlord's agents may enter the Premises by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of Tenant under this Lease. Landlord shall also have the right at any time, without the same constituting a constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building or Property, and to close entrances, doors, corridors, elevators, plaza or other facilities so long as the Premises are reasonably accessible and usable. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street, alley or underground vault or passageway.

     16.3  Scheduling.  Landlord will use reasonable efforts to schedule the
           ----------
work referred to in Sections 16.1 and 16.2 to be done in the Premises so as to minimize any adverse effect thereof on Tenant's business, and if Tenant reasonably requests and Landlord consents thereto (which consent shall not be unreasonably withheld, conditioned or delayed), Landlord will cause such work to be done after normal business hours and Tenant shall pay the increased cost thereof within ten days after Tenant's receipt of a bill therefor.

17.  RIGHTS RESERVED TO LANDLORD
     ---------------------------

     Landlord shall have the following rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby waived and released by Tenant) and without effecting an eviction or disturbance of Tenants use or possession or giving rise to any claim for set-offs or abatement of Rent:

           (a) To change the name or street address of the Building or Property, or the suite number of the Premises;

           (b) To install and maintain signs on the exterior and interior of the Building and/or Property (provided Tenant's view is not obstructed);

           (c) To designate all sources furnishing sign painting and lettering, towels, coffee cart service, vending machines, or toilet supplies used or consumed in the common areas or facilities of the Building and/or Property;

           (d) To have pass keys to the Premises;

           (e) To grant to anyone the exclusive right to conduct any business or render any service in the Building or Property, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by this Lease;

           (f) To have access to all mail chutes or boxes according to the rules of the United States Postal Service;

           (g) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise, and to establish their right to enter or leave and to exclude or expel any peddler, solicitor or beggar at any time from the Premises, the Building and/or the Property; and

           (h) To close the Building between the hours of 6:00 p.m. and 7:00 am. the following day on weekdays, 1:00 p.m. on Saturdays, and all day on Sundays and Holidays, or at such other reasonable times as Landlord may determine, subject, however, to Tenant's right to admittance to the Premises at all times (including Holidays, but excluding emergencies) under such regulations as shall be prescribed from time to time by Landlord in its reasonable discretion.

18.  ABANDONMENT
     -----------

     Tenant shall not abandon the Premises at any time during the Lease Term. Any reentry by Landlord following abandonment by Tenant shall not, unless Landlord so elects in a written notice to Tenant, constitute or be deemed to constitute acceptance by Landlord of a surrender of this Lease, but rather, upon such abandonment, Tenant's right to possession of the Premises shall cease but Tenant shall remain liable for all of its obligations under this Lease. Without limitation of the foregoing, upon any such abandonment, Landlord shall have the remedies provided for in Section 21. If Tenant shall abandon or surrender the Premises or be dispossessed by process of law or otherwise during the Lease Term or at the termination of the Lease Term, any personal property left on the Premises shall be deemed to be abandoned at the option of Landlord, and title thereto shall pass to Landlord under this Lease, which shall constitute a bill of sale. For purposes of this Lease, and at the option of Landlord, the Premises shall be deemed vacated or abandoned if Tenant, or an agent or employee of Tenant, shall not have conducted Tenant's ordinary business upon the Premises during any period of 60 consecutive days.

19.  TRANSFER OF LANDLORD'S INTEREST; LIABILITY OF LANDLORD
     ------------------------------------------------------

     Landlord hereby reserves the right to sell, assign or transfer this Lease. In such event this Lease shall remain in full force and effect, subject to the performance by Tenant of all the terms, covenants and conditions on its part to be performed, and provided either Landlord continues as, or such assignee or transferee becomes, the Landlord hereunder. In the event that such assignee or transferee agrees to perform all the terms, covenants and conditions of Landlord pursuant to this Lease which are to be performed by Landlord from and after the effective date of such sale, assignment or transfer of this Lease (as the case may be), then, upon any such sale, assignment or transfer, other than merely as security, Tenant agrees to look solely to the responsibility of assignee or transferee with respect to all matters in connection with this Lease and the transferor Landlord shall be released from any further obligations hereunder that arise subsequent to the date of such sale, assignment or transfer.

20.  TRANSFER OF TENANT'S INTEREST
     -----------------------------

     20.1  Transfers.  Tenant shall not sell, assign, encumber, mortgage or
           ---------
transfer this Lease or any interest therein, sublet or permit the occupancy or use by others of the

Premises or any part thereof, or allow any transfer hereof or any lien upon Tenant's interest by operation of law or otherwise (collectively, a "Transfer"), without the prior written consent of Landlord, which, except as otherwise provided in this Section 20.1, Landlord may withhold in the exercise of its absolute discretion, provided that if Landlord, upon receiving Tenant's Notice (defined below) of a proposed subletting or assignment, does not elect to Recapture (as defined below), Landlord shall not unreasonably withhold, condition or delay its consent to such subletting or assignment. Any Transfer which is not in compliance with the provisions of this Section 20 shall, at the option of Landlord, be void and of no force or effect. Tenant shall, by written notice, in the form specified in the following sentence ("Tenant's Notice"), advise Landlord of Tenant's intention on a stated date (which shall not be less than 60 days after the date of Tenant's Notice) to sublet any part or all of the Premises for the balance or any part of the Lease Term or to assign its interest in this Lease, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within 30 days after receipt of Tenant's Notice, to recapture ("Recapture") the space described in Tenant's Notice and such notice of Recapture shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's Notice. Tenant's Notice shall state the name and address of the proposed subtenant or assignee; the nature of proposed subtenant or assignee's business; and a description of that portion of the Premises to be occupied, including the number of square feet of net rentable area within that portion and a true and complete copy of the proposed sublease or assignment and all related documentation, and current credit reports and financial statements of the proposed subtenant or assignee, shall be delivered to Landlord with Tenant's Notice. If Tenant's Notice shall cover all of the space hereby demised, and Landlord shall elect to give the aforesaid notice of Recapture with respect thereto, then the Lease Term shall expire and end on the date stated in Tenant's Notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Lease Term. If, however, this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Monthly Base Rent and Tenant's Share then in effect shall be adjusted on the basis of the number of rentable square feet retained by Tenant in proportion to the original rentable square feet of the Premises, and this Lease as so amended shall continue thereafter in full force and effect. In such event, Landlord shall pay the cost of erecting demising walls and public corridors and making other required modifications to physically separate the portion of the Premises remaining subject to this Lease from the rest of the Premises. Without limiting Landlord's right to reasonably withhold its consent to a proposed subletting or assignment, the withholding of such consent will be deemed reasonable if:

           (a) in the reasonable judgment of Landlord, the subtenant or assignee
     (i) is of a character or engaged in a business or proposes to use the Premises in a manner which is not in keeping with the standards of Landlord for the Building, or (ii) has an unfavorable reputation or credit standing;

           (b) either the area of the Premises to be sublet or the remaining area of the Premises is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes;

           (c) a direct result of such subletting would be that more than six tenants would be occupying the floor(s) of the Building on which the Premises is located;

           (d) the transferee is either a government agency or instrumentality thereof;

           (e) the proposed Transfer would cause Landlord to be in violation of another lease or agreement to which the Landlord is a party or would give an occupant of the Property a right to cancel its lease;

           (f) the terms of the proposed Transfer will allow the transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the transferee to occupy space leased by Tenant pursuant to such right);

           (g) Tenant is in default under this Lease;

           (h) such proposed assignment or subletting is to an existing tenant of the Property (or any affiliate of an existing tenant) or to any person or party with whom Landlord is in the process of negotiating a lease of space in the Property;

           (i) the transferee intends to use the portion of the Premises which is subject to the Transfer for purposes not permitted under this Lease;

           (j) such proposed assignment of subletting would result in a violation of any applicable law, ordinance or government regulation;

           (k) such proposed assignee or subtenant is a high traffic tenant or is engaged in any type of sales where the public is invited to enter and use the Premises;

           (l) the proposed assignee or subtenant is a trade or labor union office;

           (m) the proposed assignee or subtenant will be using any portion of the Premises as an educational or training facility or is in the primary business of providing education or training; or

           (n) the proposed assignee or subtenant is an employment office.

Each time Tenant requests Landlord's consent for any assignment of this Lease or any sublease of all or any portion of the Premises, Tenant shall pay to Landlord the actual reasonable costs, charges and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with such request and Landlord's review of the proposed assignment or sublease as provided in Section
21.6 of this Lease, whether or not such consent is given; such payment shall be made by Tenant to Landlord within ten days after demand by Landlord.

     Notwithstanding anything herein to the contrary, Tenant shall have the right, without obtaining Landlord's consent, to assign this Lease or sublease the Premises to a Related Entity (as hereinafter defined), subject to compliance with the terms hereof. Within fifteen (15) days following the assignment of this Lease to a Related Entity, and as a condition to the effectiveness thereof, Tenant shall deliver to Landlord a fully executed Assignment and Assumption Agreement pursuant to which the Tenant assigns to the Related Entity all of the transferring Tenant's right, title and interest in this Lease and the Related Entity assumes all of the Tenant's obligations and liabilities under this Lease. The form and substance of the Assignment and Assumption Agreement shall be reasonably acceptable to Landlord. No assignment of this Lease to a Related Entity shall serve to release the assigning Tenant from any of its obligations or liabilities under this Lease. Within fifteen (15) days following the sublease of the Premises to a Related Entity and as a condition to the effectiveness thereof, Tenant shall deliver to Landlord a fully executed sublease agreement which shall be reasonably acceptable to Landlord in form and substance. No sublease shall serve to release Tenant from any of its obligations or liabilities under this Lease. The term "Related Entity" shall mean a corporation, partnership, limited liability company or other entity that controls, is controlled by or is under common control with Tenant. The term "control" shall mean with respect to (a) a corporation, the ownership of more than fifty (50%) percent of the issued and outstanding voting stock together with the right to manage the affairs of the corporation and (b) with respect to a partnership, limited liability company or other entity, the ownership of more than fifty (50%) percent of the legal and equitable interests, together with the right to manage the affairs of the partnership, limited liability company or other entity.

     20.2  Excess Rent; Effect of Transfer.  If Tenant shall sublet or assign
           -------------------------------
the Premises or any part thereof or assign any interest in this Lease at a rental rate (or additional consideration) in excess of the then current Monthly Base Rent and amount of Direct Expense payments per rentable square foot, fifty (50%) percent of all such excess proceeds ("Excess Proceeds") shall be and become the property of Landlord and shall be paid to Landlord as it is received by Tenant after first offsetting Tenant's reasonable out-of-pocket costs and expenses of such assignment or subletting. Tenant shall furnish Landlord with a statement executed by Tenant's chief financial officer, setting forth in detail the computation of all such proceeds and Landlord or its representatives shall have access to the books, records and papers of Tenant in relation thereto and shall have the right to make copies thereof. Any non-monetary consideration shall be paid to Landlord in such form as is satisfactory to Landlord. If Tenant shall assign or sublet the Premises or any part thereof, (i) Tenant shall be responsible for all actions and neglect of the assignee or subtenant and its officers, partners, employees, contractors, agents, licensees, clients, customers and invitees as if such actions and neglect had been committed or omitted by Tenant, (ii) with respect to all obligations and responsibilities of Tenant under this Lease, all references to Tenant shall be deemed to include any assignee or subtenant, and all references to Tenant's officers, partners, employees, contractors, agents, licensees, clients, customers or invitees shall be deemed to include, respectively, each assignee's or subtenant's officers, partners, employees, contractors, agents, licensees, clients, customers and invitees, and (iii) each waiver made by Tenant under this Lease shall be deemed to have also been made by each such assignee or subtenant. Nothing in this Section 20.2 shall be construed to relieve Tenant from the obligation to obtain Landlord's prior written consent to any proposed sublease or assignment.

     20.3  Continuing Liability.  The consent by Landlord to any Transfer shall
           --------------------
not be construed as a waiver or release of Tenant from liability for the performance of all covenants and obligations to be performed by Tenant under this Lease, and Tenant shall remain liable therefor, nor shall the collection or acceptance of Rent from any assignee, subtenant, transferee or occupant constitute a waiver or release of Tenant from any of its obligations or liabilities under this Lease. Any consent given by Landlord to a Transfer pursuant to this Section 20 shall not be construed as relieving Tenant from the obligation of obtaining Landlord's prior written consent to any subsequent Transfer.

     20.4  Additional Transfers.
           --------------------

           (a) If Tenant is a partnership or limited liability company, a withdrawal or change, whether voluntary, involuntary or by operation of law or in one or more transactions, of partners or members owning directly or indirectly a controlling interest in Tenant, or the dissolution of the partnership or limited liability company, without immediate reconstitution thereof, or the change or conversion of Tenant to a limited liability company or limited liability partnership, shall be deemed an assignment of this Lease and subject to the provisions of this Section 20. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale, transfer or redemption of a direct or indirect controlling interest in the capital stock of Tenant, in one or more transactions, shall be deemed a voluntary assignment of this Lease and subject to the provisions of this Section 20. However, the preceding sentence shall not apply to corporations the stock of which is traded through a national or regional exchange or over-the-counter. Neither this Lease nor any interest therein nor any estate created thereby shall pass by operation of law or otherwise to any trustee, custodian or receiver in bankruptcy of Tenant or any assignee for the assignment of the benefit of creditors of Tenant.

           (b) The provisions of this Section 20.4 shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred provided that in any of such events (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this lease, and proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least fifteen (15) days prior to the effective date of such transaction, (ii) such merger, consolidation or transfer is for a good business purpose and not principally for the purpose of transferring the leasehold created hereby, and (iii) the liabilities of Tenant under this Lease are assumed by the successor to Tenant, whether by operation of law or by the effective provisions contained in the instruments of merger, consolidation, transfer or assignment.

21.  TENANT'S DEFAULT; LANDLORD'S RIGHTS AND REMEDIES
     ------------------------------------------------

     21.1  Events of Default.  The occurrence of any one or more of the
           -----------------
following matters constitutes a default ("Default") by Tenant under this Lease:

           (a) Failure by Tenant to pay within five business days following written notice of delinquency, any Rent or any other amounts due and payable by Tenant under this Lease or under any other agreement between Landlord and Tenant;

           (b) Failure by Tenant to observe or perform any of the covenants in this Lease in respect to assignment, subletting or other Transfers;

           (c) Abandonment of the Premises as prohibited in Section 18;

           (d) Failure by Tenant to cure immediately after notice thereof from Landlord any hazardous condition that Tenant has created in violation of law or of this Lease;

           (e) Failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for ten days after written notice thereof to Tenant by Landlord provided, said ten day period shall be extended, if Tenant commences to cure said failure within said ten day period, said failure is not capable of being cured within said ten day period, and Tenant diligently and continuously prosecutes the cure thereof to completion;

           (f) The levy upon or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest;

           (g) Tenant becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for itself or for all or a part of its property;

           (h) Proceedings for the appointment of a trustee, custodian or receiver of Tenant or for all or a part of Tenant's property are filed against Tenant or such guarantor and are not dismissed within sixty (60) days;

           (i) Proceedings in bankruptcy, or other proceedings for relief under any law for the relief of debtors, are instituted by or against Tenant, and, if instituted against Tenant, are allowed against or are consented to by Tenant or are not dismissed within sixty (60) days thereof;

           (j) The rejection of this Lease under Section 235 of Title 11 of the United States Code;

           (k) Tenant shall repeatedly default in the timely payment of Rent or any other charges required to be paid, or shall repeatedly default in keeping, observing or performing any other covenant, agreement, condition or provision of this Lease, whether or not Tenant shall timely cure any such payment or other default. For the purposes of this subsection, the occurrence of similar defaults three times during any 12 month period shall constitute a repeated default;

           (l) Tenant dissolves or winds up its business;

           (m) any representation or warranty made by Tenant is incorrect or misleading in any material respect;

     Any notice periods provided for under this Section 21.1 shall run concurrently with any statutory notice periods and any notice given hereunder may be given simultaneously with or incorporated into any such statutory notice.

     21.2  Remedies Upon Default.  Upon the occurrence of a Default by Tenant,
           ---------------------
Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

           (a) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor, and Landlord may recover from Tenant the following:

                    (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                    (ii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the termination exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                    (iii) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                    (iv) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "rent" as used in this Section 21.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Section 21.2.(a)(i) above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in Section 30.5 of this Lease. As used in Section 21.2(a)(ii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of Chicago at the time of award plus 1%.

           (b) Landlord may terminate the right of Tenant to possession of the Premises without terminating this Lease by giving notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice but Tenant's obligations under this Lease shall continue in full force and effect.

           (c) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including injunctive relief and recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease.

           (d) If Landlord exercises either of the remedies provided for in Sections 21.2(a) or 21.2(b), Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to Landlord, and Landlord may then, or at any time thereafter, re-enter and take complete and peaceful possession of the Premises, full and complete license so to do being granted to Landlord, and Landlord may remove all occupants and property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law.

           (e) If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent due hereunder for the full stated Lease Term. At Landlord's option, the amounts described in clauses (i) through (v) of Section 21.2(a) shall at once mature and be immediately due and payable by Tenant to Landlord, together with any other amounts then due hereunder, and Landlord shall have the right to immediate recovery of all such amounts. Alternatively, at Landlord's option, Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Monthly Base Rent and Tenant's Share of Direct Expenses and any other sums then due under this Lease and thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the end of the Lease Term. Landlord may file suit from time to time to recover any such sums and no suit or recovery by Landlord of any such sums or portion thereof shall be a defense to any subsequent suit brought for any other sums due under this Lease.

           (f) In the event Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease as aforesaid, Landlord shall use reasonable efforts to relet the Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the Lease Term) and upon such terms as Landlord in Landlord's sole discretion shall determine; provided, if other vacant space then exists in the Building, Landlord may endeavor to lease such other space to prospective tenants rather than the Premises. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Also, in any such event, Landlord may make repairs, alterations and reasonably necessary additions in or to the Premises and redecorate the same to the extent reasonably deemed by Landlord necessary or desirable, and, in connection therewith, change the locks to the Premises, and Tenant shall upon demand pay the cost thereof together with Landlord's expenses of reletting. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of re-entry, redecoration, repair and alterations and the expense of reletting (including without limitation brokers' commissions and attorneys' fees) and second to the payment of Rent herein provided to be paid by Tenant. Any excess or residue shall operate only as an offsetting credit against the amount of Rent as the same theretofore became or thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong solely to Landlord. No such re-entry or repossession, repairs, alterations and additions, or reletting shall be construed as an eviction or ouster of Tenant, an election on Landlord's part to terminate this Lease or an acceptance of a surrender of this Lease, unless a written notice of such intention be given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder. Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies remaining after the application of the proceeds of any such reletting.

     21.3  Efforts to Relet.  For the purposes of this Section 21, Tenant's
           ----------------
right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

     21.4  Sublessees of Tenant.  Whether or not Landlord elects to terminate
           --------------------
this Lease on account of any Default by Tenant, as set forth in this Section 21, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder, provided that the net proceeds therefrom are applied to Tenant's obligations hereunder.

     21.5  Removal of Property.  All property removed from the Premises by
           -------------------
Landlord pursuant to any provisions of this Lease or of law shall be handled, removed or stored by Landlord at the cost, expense and risk of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord upon demand for all expenses incurred by Landlord in such removal and storage.

     21.6  Tenant's Payment of Landlord's Costs.  Tenant shall pay all costs,
           ------------------------------------
charges and expenses, including court costs and reasonable attorneys' fees incurred by Landlord in enforcing Tenant's obligations under this Lease, in the exercise by Landlord of any of its remedies in the event of a Default, in any litigation, negotiation or transactions in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, or in consideration of any request for approval of or consent to any action by Tenant which is prohibited by this Lease or which may be done only with Landlord's approval or consent (including, without limitation, any proposed Transfer pursuant to Article 20), whether or not such approval or consent is given.

     21.7  Remedies Cumulative.  All of Landlord's rights and remedies under
           -------------------
this Lease shall be cumulative with and in addition to any and all rights and remedies which Landlord may have at law or in equity. Any specific remedy provided for in any provision of this Lease shall not preclude the concurrent or consecutive exercise of a remedy provided for in any other provision hereof.

     21.8  Additional Restrictions.  With respect to provisions of 735 ILCS 5/9-
           -----------------------
213.1 (or any successor provision thereto) which requires that a landlord take reasonable measures to mitigate the damages recoverable against a defaulting tenant, Tenant agrees that Landlord shall have no obligation to relet the Leased Premises (i) before Landlord leases other vacant space in the Building, or (ii) to any potential tenant who Landlord could reasonably reject as a transferee, pursuant to Section 20.1 above.

22.  COUNTERCLAIMS
     -------------

     Tenant hereby waives any right to plead any counterclaim, offset or affirmative defense in any action or proceedings brought by Landlord against Tenant pursuant to the unlawful detainer laws of the State of Illinois or otherwise, for the recovery of possession based upon the non-payment of Rent or any other Default. This shall not, however, be construed as a waiver of Tenant's right to assert any claim in a separate action brought by Tenant against Landlord. Tenant agrees to pay all Rent without offset or reduction of any kind whatsoever. Tenant waives trial by jury in any action brought by Landlord under or in respect of this Lease. So long as Tenant is in default under this Lease or any event or omission has occurred which, but for the giving of notice or the passage of time, or both, would result in a default by Tenant under the terms of this Lease, Landlord shall not be in default under the terms of this Lease it fails to perform its obligations hereunder.

23.  HOLDING OVER
     ------------

     If Tenant retains possession of the Premises or any part thereof after the expiration or termination of the Lease Term or Tenant's right to possession of the Premises, Tenant shall pay rent during such holding over at 150% of the rate in effect immediately preceding such holding over computed on a monthly basis for each month or partial month that Tenant remains in possession. Tenant shall also pay, indemnify and defend Landlord from and against all claims and damages, consequential as well as direct, sustained by reason of Tenant's holding over. The provisions of this Section do not waive Landlord's right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant's remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant.

24.  SUBORDINATION AND ATTORNMENT
     ----------------------------

     Landlord and Tenant agree that this Lease be and hereby is made subject and subordinate at all times to all ground and underlying leases and to all mortgages in any amounts, and all advances thereon which may now or hereafter affect the Building and to all renewals, modifications, consolidations, participations, replacements and extensions thereof. The term "mortgage" as used herein shall be deemed to include a mortgage, bond, trust indenture, deed of trust, deed to secure debt or other similar security instrument. The aforesaid provisions shall be self-operative and no further instrument of subordination shall be required to effectuate any such subordination. In the event Landlord or the existing or future lessor under any such ground or underlying lease or the existing or future holder of any such mortgage (each existing or future holder of any such mortgage, shall sometimes be referred to in this Lease individually, as the "Mortgagee" and collectively as the "Mortgagee") desires confirmation of such subordination, Tenant shall execute promptly and without charge therefor any certificate that may be requested.
Such certificate shall also contain, at the election of the Mortgagee or lessor, an agreement whereby Tenant will attorn to said Mortgagee or lessor as Landlord in the event of a foreclosure of such mortgage or termination of such ground or underlying lease, or attorn to any party taking title through such mortgage or lease in such event. Notwithstanding the provisions hereof, should any lessor or Mortgagee require that this Lease be prior rather than subordinate to its mortgage or lease, or require that Tenant attorn to such Mortgagee or lessor as Landlord in the event of a foreclosure of such mortgage or termination of such ground or underlying lease, or to any party taking title through such mortgage or lease in such event, then this Lease shall become prior and superior to such mortgage or lease, as the case may be, or Tenant shall so attorn, upon written notice to that effect to Tenant from such lessor or Mortgagee. The aforesaid superiority of this Lease to any mortgage or lease, and the attornment by Tenant to such lessor or Mortgagee, shall be self-operative upon the giving of such notice and no further documentation other than such written notice shall be required to effectuate such superiority or attornment. In the event Landlord or such lessor or Mortgagee desires confirmation of such superiority or attornment, Tenant shall, promptly upon request therefor by Landlord or such lessor or Mortgagee, and without charge therefor, execute a document acknowledging such priority or attornment obligation to the lessor or Mortgagee (or any party acquiring title through such mortgage) as Landlord in the event of foreclosure of such mortgage or deed in lieu thereof or termination of lease. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificates or documents for and on behalf of Tenant if Tenant shall fail to do so within ten days after demand. The foregoing appointment of Landlord as Tenant's attorney-in-fact is coupled with an interest and is irrevocable.

     If any mortgage is foreclosed, or Landlord's interest under this Lease is conveyed or transferred in lieu of foreclosure, or if any ground lease is terminated (i) no person or entity which as the result of any of the foregoing has succeeded to the interest of Landlord under this Lease (a "Successor") shall be bound to recognize any prepayment by more than 30 days of Base Rent or Additional Rent; and (ii) no Successor shall have any liability for any security deposit paid to Landlord by Tenant hereunder, unless such security deposit has actually been received by such Successor. Further, Tenant agrees that in the event of any act or omission by Landlord hereunder which could give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until it has notified in writing the Successor (provided Tenant has theretofore received written notice of such Successor) and such Successor shall have failed to commence the curing of such act or omission within 30 days after such notice and to diligently pursue the cure thereof until completed.

25.  ESTOPPEL CERTIFICATE
     --------------------

     Tenant agrees that from time to time, upon not less than seven (7) business days' prior written request by Landlord or any Mortgagee or ground or underlying lessor of the Building, Tenant will, and Tenant will cause any subtenant, licensee, concessionaire or other occupant of the Premises to, promptly complete, execute and deliver to Landlord, such Mortgagee or lessor or any party or parties designated by Landlord, as applicable, a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same are in full force and effect as modified and identifying the modifications); (ii) the dates to which the Rent and other charges have been paid; (iii) that the Premises have been unconditionally accepted by the Tenant (or if not, stating with particularity the reasons why the Premises have not been unconditionally accepted); (iv) the amount of any Security Deposit held hereunder; (v) that, so far as the party making the certificate knows, Landlord is not in default under any provisions of this Lease, if such is the case, and if not, identifying all defaults with particularity; and (vi) any other matter reasonably requested by Landlord. Any purchaser, Mortgagee or ground or underlying lessor of the Building shall be entitled to rely on said statement. Failure to give such a statement within seven days after said written request shall be conclusive evidence, upon which Landlord and any such purchaser, Mortgagee or lessor shall be entitled to rely, that this Lease is in full force and effect and Landlord is not in default and Tenant shall be estopped from asserting against Landlord or any such purchaser, Mortgagee or lessor any defaults of Landlord existing at that time but Tenant shall not thereby be relieved of the affirmative obligation to give such statement.

26.  INTENTIONALLY OMITTED
     ---------------------

27.  NOTICES AND DEMANDS
     -------------------

     27.1  Notices.  All notices, demands, approvals, consents, requests for
           -------
approval or consent or other communications in this Lease provided to be given, made or sent by either party hereto to the other ("Notice") shall be in writing and shall be deemed to have been fully given, made or sent when made by personal service, when received if sent by facsimile transmission, one business day after deposit with a national overnight courier service or two business days after deposit in the United States mail certified or registered and postage prepaid and properly addressed as follows:

     To Landlord:     Landlord's Management Agent at the address set forth in
                      Section 1.1.2 of the Summary.

     To Tenant:   (i) To the address set forth in Section 1.1.3 of the Summary.

The address to which any Notice should be given, made or sent to either party may be changed by written notice given by such party as above provided.

     27.2  Notice by Landlord's Management Agent or Attorneys.  Any notice,
           --------------------------------------------------
demand, request or consent to be made by or required of Landlord, may be made and given by Landlord's Management Agent or its attorneys with the same force and effect as if made and given by Landlord.

28.  CONSTRUCTION OF LEASE
     ---------------------

     28.1  Construction of Lease.  The language in all parts of this Lease shall
           ---------------------
in all cases be construed as a whole according to its fair meaning and neither strictly for nor against either Landlord or Tenant. Section and subsection headings in this Lease are for convenience only and are not to be construed as part of this Lease or in any way defining, limiting, amplifying, construing, or describing the provisions hereof. Time is of the essence of this Lease and every term, covenant and condition hereof. The words "Landlord" and "Tenant," as herein used, shall include the plural as well as the singular. The neuter gender includes the masculine and feminine. In the event there is more than one person or entity which executes this Lease as Tenant, the obligations to be performed and liability of all such persons and entities shall be joint and several. Landlord and Tenant agree that in the event any term, covenant or condition herein contained (other than with respect to the payment of Rent) is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant or condition shall in no way affect any other term, covenant or condition herein contained.

     28.2  Entire Agreement; Modification.  This Lease contains and embodies the
           ------------------------------
entire agreement of the parties hereto, and no representation, inducement or agreement, oral or otherwise, not contained in this Lease shall be of any force or effect. This Lease may not be modified in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto.

     28.3  Approvals.  Whenever in this Lease any consent or approval with
           ---------
respect to any matter is required to be obtained from either Landlord or Tenant and such provision requires that such consent or approval should not be unreasonably withheld, delayed, and/or conditioned, it is the intent of Landlord and Tenant that, in the giving or withholding of any such consent or approval, the determination by the party from whom such consent or approval is required shall be governed by standards of "commercial reasonableness" with due regard to any other factors, standards, or limitation otherwise expressed herein with respect to the subject matter or the giving or withholding of any such consent or approval. In the event of any dispute as to whether a consent or approval was unreasonably withheld, delayed and/or conditioned, the sole remedy of the party requesting the consent or approval shall be to commence an action for a declaratory judgment; it being understood and agreed that any claim for monetary damages for unreasonably withholding and/or conditioning any consent or approval is hereby unconditionally and irrevocably waived.

29.  REAL ESTATE BROKERS
     -------------------

     Tenant represents and warrants unto Landlord that Tenant has directly dealt with and only with Landlord's Management Agent and the Leasing Broker, if any, identified in Section 1.1.13 of the Summary as broker in connection with this Lease, and agrees to indemnify and hold harmless Landlord from and against any and all claims or demands, damages, liabilities and expenses of any type or nature whatsoever arising by reason of the incorrectness or breach of the aforesaid representation or warranty. Landlord shall pay Landlord's Management Agent and the Leasing Broker for commissions arising out of the execution and delivery of this Lease pursuant to separate agreement.

30.  MISCELLANEOUS
     -------------

     30.1  Binding Effect.  Subject to the provisions of Sections 19 and 20
           --------------
hereof, all terms, covenants and conditions of this Lease shall be binding upon and inure to the benefit of and shall apply to the respective heirs, executors, administrators, successors, assigns and legal representatives of Landlord and Tenant.

     30.2  Execution and Delivery.  The execution of this Lease by Tenant and
           ----------------------
delivery of the same to Landlord or Landlord's Management Agent does not constitute a reservation of or option to lease the Premises or an agreement by Landlord to enter into a lease, and this Lease shall become effective only if and when Landlord executes and delivers a counterpart hereof to Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or Landlord's Management Agent shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for 10 days after such execution and delivery. If Tenant is a corporation, it shall deliver to Landlord following a request therefor, certified resolutions of Tenant's directors authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and such other evidence of authority for execution and performance as Landlord shall reasonably require. If Tenant is a partnership or limited liability company, it shall deliver to Landlord concurrently with the delivery to Landlord of an executed Lease, a certified copy of its partnership agreement or operating agreement, as the case may be, and such other evidence of authority for execution and performance as Landlord shall reasonably require. Tenant shall not record this Lease or any memorandum or other evidence hereof.

     30.3  Default Under Other Lease.  If the term of any lease (other than this
           -------------------------
Lease) made by Tenant for any demised premises in the Building shall be terminated or terminable after the making of this Lease, because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to declare this Lease to be in default by Tenant by written notice to Tenant.

     30.4  Applicable Law.  This Lease shall be governed by and construed in
           --------------
accordance with the laws of the State of Illinois.

     30.5  Late Charges.  At the option of Landlord, Landlord may impose a late
           ------------
payment fee equal to 5% of the amount due if any payment of Rent is paid more than five days after its due date. In addition, any amount due hereunder shall, if not paid when due, bear interest after the due date thereof, at the annual rate (the "Interest Rate") equal to the greater of (a) 4% above the prime rate as announced by LaSalle National Bank, from time to time, or if the use of the prime rate is discontinued by LaSalle National Bank, such other rate as may thereafter be announced from time to time by LaSalle National Bank, or any other major bank selected by Landlord as a measure of the cost to its borrowers of short-term commercial loans, until said past due amount shall be paid by Tenant to Landlord or, (b) 18%, but in no event with respect to (a) and (b) greater than the maximum rate permitted by law. All amounts due under this Section 30.5 shall be deemed Additional Rent under this Lease.

     30.6  Nonwaiver of Defaults.  No waiver of any provision of this Lease
           ---------------------
shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and in that event only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease will in any way alter the length of the Lease Term or Tenant's right of possession hereunder or, after the giving of any notice, shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of Rent shall not waive or affect said notice, suit or judgment, nor shall any such payment be deemed to be other than on account of the amount due, nor shall the acceptance of Rent be deemed a waiver of any breach by Tenant of any term, covenant or condition of this Lease. No endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction. Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance due of any installment or payment of Rent or pursue any other remedies available to Landlord with respect to any existing Defaults. None of the terms, covenants or conditions of this Lease can be waived by either Landlord or Tenant except by appropriate written instrument.

     30.7  Force Majeure.  Either Tenant or Landlord shall not be deemed in
           -------------
default with respect to the failure to perform any of the terms, covenants and conditions of this Lease on its part to be performed, if such failure is due in whole or in part to any strike, lockout, labor dispute (whether legal or illegal), civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, Acts of God, acts caused directly or indirectly by the other party (or its agents, employees, contractors, guests or invitees), acts of other tenants or occupants of the Property or any other cause beyond the reasonable control of the party obligated to perform. Notwithstanding anything herein to the contrary, Tenant shall not be entitled to any extension of time due to the unavailability of funds for any reason. In such event, the time for performance shall be extended by an amount of time equal to the period of the delay so caused.

     30.8  Landlord's Right to Perform Tenant's Duties.  If Tenant fails timely
           -------------------------------------------
to perform any of its duties under this Lease, Landlord shall have the right (but not the obligation), after the expiration of any grace period specifically provided by this Lease (unless expressly provided to the contrary elsewhere in this Lease), to perform such duty on behalf and at the expense of Tenant without further notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be Rent under this Lease and shall be due and payable to Landlord upon demand by Landlord.

     30.9  Lease Tax.  If any governmental entity or authority has imposed or
           ---------
hereafter imposes a tax or assessment upon or against any of the rentals or other charges payable by Tenant to Landlord hereunder (whether such tax takes the form of a lease tax, sales tax or other tax), Tenant shall be responsible for the timely payment thereof. Unless Landlord and Tenant otherwise agree in writing with respect to the payment thereof, Tenant shall pay the applicable tax to Landlord together with each payment by Tenant to Landlord of Rent due under this Lease.

     30.10 Liens.  Without limitation of the provisions of Sections 9.1 and 9.2
           -----
of this Lease, Tenant agrees not to suffer or permit any lien of any mechanic or materialman to be placed or filed against the Premises, the Building or the Property. In case any such lien shall be filed, Tenant shall satisfy and release such lien of record within five days after receipt of notice thereof from Landlord or, if earlier, within five days after Tenant has actual knowledge or notice of such lien filing. If Tenant shall fail to have such lien immediately satisfied and released of record, Landlord may, on behalf of Tenant, without being responsible for making any investigation as to the validity of such lien and without limiting or affecting any other remedies Landlord may have, pay the same and Tenant shall pay Landlord on demand the amount so paid by Landlord. Notwithstanding the foregoing, Tenant shall have the right to contest any such lien claim diligently and in good faith, and during such contest shall not be obligated to pay such lien claim, provided that Tenant is not in breach of any of its obligations under this Lease and Tenant, at its sole cost and expense, provides to Landlord, through Landlord's title insurer, a title insurance endorsement in form and substance acceptable to Landlord affirmatively insuring against any loss relating to such claim for the benefit of Landlord and each of the Mortgagees and ground or underlying lessors of the Building or, at its option, Tenant shall provide Landlord with a bond from a company satisfactory to Landlord in form, substance and amount satisfactory to Landlord, insuring against loss arising from the existence or attempted enforcement of such lien. Notwithstanding any such contest or title insurance, Tenant shall pay any such claim in full within five days following the entry of an unstayed judgment or order of sale.

     30.11  Modification of Lease.  Should any current or prospective Mortgagee
            ---------------------
or ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten days following the request therefor. Should Landlord or any such current or prospective Mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten days following the request therefor.

     30.12  Relationship of Parties.  Nothing contained in this Lease shall be
            -----------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     30.13  Application of Payments.  Landlord shall have the right to apply
            -----------------------
payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

     30.14  Right to Lease.  Landlord reserves the absolute right to effect such
            --------------
other tenancies in the Building and Property as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building and Property. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Property.

     30.15  Waiver of Jury Trial; Attorneys' Fees.  If either party commences
            -------------------------------------
litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

     30.16  Independent Covenants.  This Lease shall be construed as though the
            ---------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any Mortgagee or ground lessor, of whose address Tenant has theretofore been notified, and a reasonable opportunity is granted to Landlord and such Mortgagee or ground lessor to correct such violations.

     30.17  Transportation Management.  Tenant shall fully comply with all
            -------------------------
present or future programs intended to manage parking, transportation or traffic in and around the Building and Property, to the extent that any such failure to comply by Tenant could result in Landlord or the Building being in violation of any law, rule, order, regulation or ordinance of any kind, or in any penalty, fine or assessment being levied against the Building, Landlord or any other tenant. In connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation: (a) restrictions on the number of peak-hour vehicle trips generated by Tenant; (b) increased vehicle occupancy,
(c) implementation of an in-house ridesharing program and an employee transportation coordinator, (d) working with employees and any Building or area-wide ridesharing program manager, (e) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (f) utilizing flexible work shifts for employees.

     30.18  No Air Rights.  No rights to any view or to light or air over any
            -------------
property, whether belonging to Landlord or any other person, are granted to Tenant under this Lease.

     30.19  Partial Invalidity.  If any term, provision or condition contained
            ------------------
in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease (or the application of such term, provision or condition to persons or circumstances other than those in respect of which it is invalid or unenforceable) shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent permitted by law; provided, however, that if any provision of this Lease relating to payment of Base Rent or Additional Rent is invalid or unenforceable, Landlord shall have the right to terminate this Lease.

     30.20  Authorized Signatory.  If Tenant is a corporation or partnership,
            --------------------
Tenant represents and warrants that the person executing this Lease is a duly authorized signatory for and on behalf of the Tenant.

     30.21  Financial Information.  Tenant represents and warrants that all
            ---------------------
financial information heretofore and hereafter delivered to Landlord is true and correct and that no material misstatements or omissions exist therein.

31.  LANDLORD EXCULPATION
     --------------------

     It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord hereunder and any recourse by Tenant against Landlord shall be limited solely and exclusively to the interest of Landlord in and to the Property. Neither Landlord, nor any of its beneficiaries or their respective constituent partners, shall have any personal liability hereunder, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

     In addition to the foregoing, and not by way of limitation of the generality of the exculpation set forth in the preceding paragraph, this Lease is executed by LaSalle National Bank, not personally, but solely as aforesaid in the exercise of the power and authority conferred upon and vested in it as Trustee, and under the express direction of the beneficiaries of the said Trust.

     It is expressly understood and agreed that nothing herein shall be construed as creating any liability whatsoever against said Trustee personally, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the said Trustee is concerned the owner of any, indebtedness or liability accruing hereunder, shall look solely to the assets of said Trust and the proceeds thereof for the payment thereof.

     It is further understood and agreed that the said Trustee merely holds naked title to the Property herein described and has no control over, and under this Lease assumes no responsibility for:

          (a)  Management or control of the Property;

          (b)  Upkeep, inspection, maintenance or repair of the Property;

          (c)  Collection of rents or the rental of space in the Property; or

          (d) The conduct of any business which is carried on upon the Property.

     It is further understood that the foregoing exoneration clause shall apply to any institutional land trustee which shall at any time be the Landlord hereunder. Moreover, in the event this Lease is assigned to a Landlord which is not an institutional land trustee, then said Landlord shall not be personally liable to Tenant or any party claiming by, through or under Tenant for any liabilities or obligations arising under or in respect of this Lease or the Building, but rather Tenant and all such other parties shall look solely to the Building for the enforcement thereof.

                    END OF TERMS OF LEASE

                                   EXHIBIT 1
                                   ---------

                               PLAN OF PREMISES
                               ----------------

                           [Landlord Performs Work]
                                                                Tenant Allowance

                                   EXHIBIT 2
                                   ---------

                                  WORK LETTER
                                  -----------

     This Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements ("Tenant Improvements") in the Premises. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Work Letter to Sections of "this Lease" or "the Lease" shall mean the relevant portion of the Office Space Lease to which this Work Letter is attached as
Exhibit 2 and of which this Work Letter forms a part, and all references in this Work Letter to Sections of "this Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Work Letter.

                                   SECTION 1
                                   ---------

                LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES
                -----------------------------------------------

     Tenant has inspected the Premises prior to execution of this Lease and agrees to accept the Premises, including the base, shell and core thereof, in AS IS condition, subject only to the provisions of this Work Letter. The Tenant Improvements to be initially installed in the Premises shall be designed and constructed pursuant to this Work Letter. Any costs of initial design and construction of any improvement to the Premises shall be a "Tenant Improvement Allowance Item", as that term is defined in Section 2.2 of this Work Letter.

                                   SECTION 2
                                   ---------

                              TENANT IMPROVEMENTS
                              -------------------

     2.1  Tenant Improvement Allowance.  Tenant shall be entitled to a one-time
          ----------------------------
tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of Fifteen and No/100 ($15.00) Dollars per square foot of the Premises (i.e. Sixty-Four Thousand Four Hundred Seventy and No/100 ($64,470.00) Dollars ) for the costs relating to the initial design and construction of the Tenant Improvements. In addition to the Tenant Improvement Allowance, Landlord will reimburse Tenant up to Three Hundred Forty-Five and No/100 ($345.00) Dollars towards the cost of preparing a space plan for the Premises and up to One Hundred Seventy-Two and No/100 ($172.00) Dollars towards the cost of one (1) revision to such space plan, which sums shall be paid to Tenant within ten (10) days of written request accompanied by a copy of the bill or invoice of the firm that prepared the space plan.

     2.2  Disbursement of the Tenant Improvement Allowance.  Except as otherwise
          ------------------------------------------------
set forth in this Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) for costs related to the construction of the Tenant Improvements and for the following items and costs (collectively, the "Tenant Improvement Allowance Items"): (i) payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's

                              EXHIBIT 2 - Page 1
consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Work Letter; (ii) the cost of any changes in the base, shell and core of the Premises required by the Construction Drawings; (iii) the cost of any changes to the Construction Drawings or Tenant Improvements required by applicable building codes or other laws or regulations, including without limitation, The Americans With Disabilities Act (collectively, the "Code"); (iv) the "Landlord Supervision Fee", as that term is defined in Section 4.3.2 of this Work Letter; and (v) a portion of the costs, if any, of the tenant demising walls and public corridor walls and materials on the floor of the Building on which the Premises is located as designated by Landlord. Notwithstanding anything in this Exhibit to the contrary, any costs that are due to the following shall not be included in the cost of Tenant Work and shall be the sole responsibility of Landlord: (i) any costs incurred due to the remediation of Hazardous Materials, where such were not caused by Tenant, and (ii) any costs incurred to correct any non-compliance with codes, laws, or statutes where such non-compliance existed prior to the commencement of the Tenant Improvements.

     2.3  Standard Tenant Improvement Package.  Landlord has established
          -----------------------------------
specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"), which Specifications shall be supplied to Tenant by Landlord. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Specifications. Landlord may make reasonable changes to the Specifications for the Standard Improvement Package from time to time.

                                   SECTION 3
                                   ---------

                             CONSTRUCTION DRAWINGS
                             ---------------------

     3.1  Selection of Architect/Construction Drawings/Waiver. Landlord shall
          ---------------------------------------------------
retain an architect/space planner (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Landlord shall retain engineering consultants (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, and Landlord's supervision of the construction of the Tenant Improvements shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed or the construction of Tenant Improvements is supervised by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings or for any defects in the construction of the Tenant Improvements; provided, Landlord will correct latent defects in physical construction (but not design)

                              EXHIBIT 2 - Page 2
of the Tenant Improvements which defects are discovered by Tenant and reported to Landlord within one year of the Commencement Date.

     3.2  Final Space Plans.  On or before the date set forth in Schedule A,
          -----------------                                      ----------
attached hereto, Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein and shall deliver the Final Space Plan to Landlord for Landlord's approval.

     3.3  Final Construction Drawings.  Tenant shall cooperate with the
          ---------------------------
Architect and the Engineers so that on or before the date set forth in Schedule
                                                                       --------
A, the Architect and the Engineers shall complete the architectural and
-
engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Construction Drawings") and shall submit the same to Landlord for Landlord's approval.

     3.4  Permits.  The Final Construction Drawings shall be approved by
          -------
Landlord (the "Approved Construction Drawings") prior to the commencement of the construction of the Tenant Improvements. "Contractor," as that term is defined in Section 4.1, below, shall promptly submit the Approved Construction Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow Contractor to commence and fully complete the construction of the Tenant Improvements (the "Permits"), and, in connection therewith, Tenant shall cooperate with Landlord. No changes, modifications or alterations in the Approved Construction Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Construction Drawings if such change would directly or indirectly delay the completion of the Premises or increase the cost of the Tenant Improvements.

     3.5  Time Deadlines.  Tenant shall use its best, good faith, efforts and
          --------------
all due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the permits, and with Contractor for approval of the "Cost Proposal," as that term is defined in Section 4.2 of this Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4 below, and in this Work Letter are set forth and further elaborated upon in Schedule A (the "Time Deadlines"), attached hereto. Tenant agrees to comply with the Time Deadlines.

                                   SECTION 4
                                   ---------

                    CONSTRUCTION OF THE TENANT IMPROVEMENTS
                    ---------------------------------------

     4.1  Contractor.  A contractor designated by Landlord ("Contractor") shall
          ----------
construct the Tenant Improvements; provided that Landlord shall bid the Tenant Improvements to at least three (3) reputable contractors. Landlord shall select the contractor with the most competitive bid taking into account both price and scheduling. The Tenant Improvements shall be performed pursuant to a "fixed price" or a "cost plus fee, subject to a guaranteed maximum price" construction contract.

                              EXHIBIT 2 - Page 3

     4.2  Cost Proposal.  After the Approved Construction Drawings are signed by
          -------------
Landlord and Tenant, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Construction Drawings, which cost proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred solely by Tenant in connection with the construction of the Tenant Improvements (i.e. any additional work which Landlord may agree to perform), (the "Cost Proposal"). Tenant shall approve and deliver the Cost Proposal to Landlord within five business days of the receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "Cost Proposal Delivery Date".

     4.3  Construction of Tenant Improvements by Contractor.
          -------------------------------------------------

          4.3.1  Payment for Tenant Improvements. Landlord shall pay all costs
                 -------------------------------
and expenses (collectively, the "TI Costs") associated with the completion of the Tenant Improvements hereunder, including without limitation the costs and expenses comprising the Tenant Improvement Allowances Items, up to a maximum aggregate amount equal to the Tenant Improvement Allowance. Tenant shall pay to Landlord the TI Costs in excess of the Tenant Improvement Allowance within five
(5) days of written request by Landlord. Tenant shall not be entitled to any credit, abatement or allowance from Landlord for any portion of the Tenant Improvement Allowance not used by Tenant.

          4.3.2  Landlord's Retention of Contractor.  Landlord shall
                 ----------------------------------
independently retain Contractor to construct the Tenant Improvements in accordance with the Approved Construction Drawings and the Cost Proposal. Added to the TI Costs shall be a construction supervision and management fee (the "Landlord Supervision Fee") to Landlord in an amount equal to the product of "3"% of all other TI Costs.

          4.3.3  Contractor's Warranties and Guaranties.  Landlord hereby
                 --------------------------------------
assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements to the extent that Tenant is in any way responsible for the repair or maintenance thereof under the Lease (if such is the case). Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

                                   SECTION 5
                                   ---------

                    COMPLETION OF THE TENANT IMPROVEMENTS;
                    --------------------------------------

                               COMMENCEMENT DATE
                               -----------------

     5.1  Ready for Occupancy.  The Premises shall be deemed "Ready for
          -------------------
Occupancy" upon the Substantial Completion of the Premises. For purposes of the Lease, "Substantial Completion" of the Premises shall occur upon the date that the Contractor or the Architect certifies to Landlord and Tenant that the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Construction Drawings has occurred, with the exception of any items described in Section 5.2.6, punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by or on behalf of Tenant.

                              EXHIBIT 2 - Page 4

     5.2     Delay of the Substantial Completion of the Premises. If there shall
             ---------------------------------------------------
be a delay or delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Commencement Date, as set forth in Section 1.1.7 of the Summary attached to the Lease, as a direct, indirect, partial, or total result of the following (collectively, "Tenant Delays"):

             5.2.1  Tenant's failure to comply with the Time Deadlines;

             5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

             5.2.3 A breach by Tenant of the terms of this Work Letter or the Lease;

             5.2.4 Changes by Tenant in any of the Construction Drawings after disapproval of the same by Landlord or if Tenant's architect is used, because the same do not comply with Code or other applicable laws;

             5.2.5 Tenant's request for changes in the Approved Construction Drawings;

             5.2.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated Commencement Date, as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package;

             5.2.7 The performance of any other work in the Premises by any other person, firm or corporation employed by or on behalf of Tenant or any failure to complete or delay in completion of such work; or

             5.2.8 Any other acts or omissions of Tenant, or its agents or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Substantial Completion of the Premises shall be deemed to have occurred on the date the Substantial Completion of the Premises would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.


                                   SECTION 6
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     6.1     Tenant's Entry Into the Premises Prior to the Commencement Date.
             ---------------------------------------------------------------
Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Tenant shall have a revocable license to access the Premises prior to the Commencement Date for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit (a) a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry; (b) copies of all plans and specifications pertaining to the work for which such access is being requested; (c) copies of all

                              EXHIBIT 2 - Page 5
licenses and permits required in connection with the performance of the work for which such access is being requested; (d) certificates of insurance (in amounts and with insured parties satisfactory to Landlord) and instruments of indemnification against all claims, costs, expenses, damages and liabilities which may arise in connection with such work; and (e) assurances of the availability of funds sufficient to pay for all such work. All of the foregoing shall be subject to Landlord's approval, which shall not be unreasonably withheld. Any such entry into and occupation of the Premises prior to the Commencement Date by Tenant its agents, contractors, workmen, mechanics, suppliers and invitees shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, excluding one, the covenant to pay Monthly Base Rent. Tenant shall hold Landlord and its beneficiaries harmless from and indemnify, protect and defend Landlord and its beneficiaries against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.

     6.2  Freight Elevators.  Landlord shall, consistent with its obligations to
          -----------------
other tenants of the Building, make the freight elevator of the Building, if applicable, reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises; provided, however, Tenant shall pay Landlord's standard charges therefor.

     6.3  Tenant's Representative.  Tenant has designated ________________  as
          -----------------------
its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

     6.4  Landlord's Representative.  Landlord has designated Grace Seputis (the
          -------------------------
Property Manager) as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

     6.5  Tenant's Agents.  All contractors, subcontractors, laborers,
          ---------------
materialmen, and suppliers retained directly by Tenant shall conduct their activities in and around the Premises, Building and Property in a harmonious relationship with all other contractors, subcontractors, laborers, materialmen and suppliers at the Premises, Building and Property.

     6.6  Time of the Essence in This Work Letter.  Unless otherwise indicated,
          ---------------------------------------
all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding, time period shall commence.

     6.7  Tenant's Lease Default.  Notwithstanding any provision to the contrary
          ----------------------
contained in the Lease, if a Default by Tenant as described in Section 21.1 of the Lease, or a default by Tenant under this Work Letter, has occurred, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case Tenant shall be responsible for any delay in the completion of the Tenant Improvements caused by such work stoppage as set forth in Section 5 of this Work Letter), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

                              EXHIBIT 2 - Page 6

                              EXHIBIT 2 - Page 7

                                  SCHEDULE A
                                  ----------

                                TIME DEADLINES
                                --------------


                  Dates                                  Actions to be Performed
                  -----                                  -----------------------

A.    February 8, 2000                        Final Space Plan to be completed
      ----------------
                                              by Tenant and delivered to
                                              Landlord.

B.    February 22, 2000                       Tenant to deliver Final
      -----------------
                                              Construction Drawings to Landlord.

C.    Five business days after the receipt    Tenant to approve Cost Proposal
      of the Cost Proposal by Tenant.         and deliver Cost Proposal to
                                              Landlord.

                            SCHEDULE A - Page -1-

                                   EXHIBIT 3
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------


     1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building by Tenant without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

          All approved Tenant signs or lettering on or adjacent to doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

          Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises or not be in keeping with the window treatment of the Building.

     2. Tenant shall not obtain for use upon the Premises ice, drinking water, towel and other similar services or accept barbering or bootblack services on the Premises, except from persons authorized by Landlord and at the reasonable hours and under reasonable regulations fixed by Landlord.

     3. The bulletin board or directory of the Building will be provided for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

     4. The sidewalks, adjacent streets, arcades, landscaping areas, hallways, passages, exits, entrances, elevators, stairways and other common areas shall not be obstructed by Tenants or used by Tenant for any purpose including the display or sale of merchandise, other than for ingress to and egress from the Premises. The hallways, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Property and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Neither Tenant nor any employees or invitees of Tenant shall go upon the roof of the Building.

     5. Tenant shall not alter any lock nor install any new or additional locks or any bolts on any door of the Premises.

                              EXHIBIT 3 - PAGE 1

     6. The toilet rooms, urinals, wash bowls and the other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne the tenant who, or whose employees or invitees shall have caused it.

     7. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

     8. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building or Property by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

     9. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in nowise be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture or other special services.

     10. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building or Property by reason of noise, odors and/or vibrations, or interfere in any way with other lessees or those having business therein, nor shall any animals (except seeing-eye dogs and other animals assisting physically challenged individuals), birds, bicycles or other vehicles, be brought in or kept in or about the Premises, Building or Property.

     11. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes. Notwithstanding the

                              EXHIBIT 3 - Page 2
foregoing, a tenant may prepare coffee and similar beverages and warm typical luncheon items for the consumption of such tenant's employees and invitees.

     12. Tenant shall not use or keep in or about the Premises, the Building or Property any kerosene, gasoline or inflammable or combustible fluid or material, toxic or hazardous substance, or use any method of heating or air conditioning other than that supplied by Landlord. The foregoing notwithstanding, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and houses (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover, and the like) on the Premises provided that Tenant shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Premises, the Building, the Property or the environment.

     13. Landlord will direct electricians as to where and how telephone and equipment wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     14. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

     15. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant.

     16. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

     17. On Saturdays, Sundays and Holidays (as defined in the Lease), and on other days between the hours of 6:00 p.m. and 8:00 am. the following day, access to the Building, or to the hallways, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building or Property of any person. In case of invasion, mob, riot, demonstrations, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or Property during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of the Building and Property and the property therein.

                              EXHIBIT 3 - Page 3

     18. All corridor doors shall remain closed at all times. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall be responsible for all injuries sustained by Landlord or other tenants or occupants of the Property.

     19. Landlord reserves the right to exclude or expel from the Building or Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Property.

     20. The requirements of Tenant will be attended to only upon application at the Office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

     21. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

     22. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building and/or Property.

     23. Tenant shall not disturb, solicit, or canvass any occupant of the Property and shall cooperate to prevent same.

     24. Without the written consent of Landlord, Tenant shall not use the name of the Building or Property in connection with or in promoting or advertising the business of Tenant except that the name of the Building may be used as part of the Tenant's business address.

     25. Tenant shall refrain from dumping, disposal, reduction, incineration or other burning of any trash, papers, refuse or garbage of any kind in or about the Premises, the Building or Property, and shall store all such trash in suitable containers as determined from time to time by Landlord located so as not to be visible or otherwise a nuisance to customers or invitees of the Property, and so as not to create or permit any health or fire hazard. Tenant shall pay, as Additional Rent, any charges for its trash removal not charged to Tenant under Sections 4 or 6 of this Lease.

     26. Tenant shall not waste electricity, water or air conditioning. All controls shall be adjusted only by authorized Building personnel.

                             EXHIBIT 3 - - Page 4

     27. Tenant shall not utilize any equipment or apparatus in such manner as to create any magnetic fields or waves which adversely affect or interfere with the operation of any systems or equipment in the Building.

     28. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may be for the safety, care and cleanliness of the Premises and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations hereinabove stated and any additional reasonable rules and regulations which are adopted.

                              EXHIBIT 3 - Page 5

                                   EXHIBIT 4
                                   ---------

                             [INSERT NAME OF BANK]
                             ---------------------



                                               [Insert Date]

USVIB Holding LLC
c/o VIB Management, Inc.
712 Fifth Avenue, 19th Floor
New York, New York 10019

Dear Sirs:

      We hereby issue in your favor our Irrevocable Letter of Credit No. __________ of account of Noosh, Inc. for the sum of U.S. $100,000.00 (One Hundred Thousand and No/100 Dollars) which is available against your sight draft(s) drawn on us accompanied by a statement reading as follows:

          Tenant is in default under Lease, dated __________ __, 2000, between LaSalle National Bank, as Landlord, and Noosh, Inc., as Tenant (as heretofore or hereinafter amended, the "Lease"), and Landlord is entitled to draw upon this Letter of Credit.

     It is a condition of this Letter of Credit that it will be automatically extended for periods of one (1) year from the present or any future expiration date. In the event we do not extend this Letter of Credit, we shall notify you in writing, by certified mail, return receipt requested, at least sixty (60) days' prior to the then present expiration date.

     In the event that we notify you that we elect not to extend this Letter of Credit, you may draw hereunder by means of your draft without presentation of the foregoing statement or any additional documentation.

     This Letter of Credit is transferable to any person or party to whom you assign your interest, as Landlord, under the Lease.

     Partial drawings are authorized under this Letter of Credit.

     We hereby agree that drafts drawn in accordance with the terms stipulated herein will be duly honored upon presentation and delivery of documents as specified if presented to [Insert Name of Bank] at our office at ___________________________________, Chicago, Illinois on or before
_________________, or any automatically extended expiration date.

                              EXHIBIT 4 - PAGE 1

     In no event will this letter of credit be extended beyond [insert date that is thirty (30) days following the Expiration Date of the Lease].

     Except so far as is otherwise stated, this Irrevocable Letter of Credit is subject to the Uniform Custom and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication Number 500.

                                                  Very truly yours,



                                                  ____________________________
                                                  Authorized Signature

                              EXHIBIT 4 - Page 2

                              EXHIBIT 4 - Page 3

                                   EXHIBIT 5
                                   ---------

                       CONFIRMATION OF LEASE TERM DATES
                       --------------------------------


To:  Noosh, Inc.
     3401 Hillview Avenue
     Building B
     Palo Alto, California 94304

          Re: Lease dated February ____, 2000 ("Lease") between LaSalle National Bank, not personally, but solely as Trustee under Trust Agreement dated May 1, 1989, and known as Trust No. 114400 ("Landlord") and Noosh, Inc. ("Tenant") concerning Suite 2650 on the twenty-sixth (26th) floor of the building located at 303 West Madison, Chicago, Illinois.

Gentlemen:

     In accordance with the above referenced Lease, we wish to advise you and/or confirm as follows:

     1. That the Premises are Ready for Occupancy, and that the Lease Term shall commence as of _______________, 2000 for a term of three (3) years ending on _______________, 2003.

     2. That in accordance with the Lease, Rent commenced to accrue on _______________, 2000.

     3. If the Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount to the monthly installment as provided for in the Lease.

     4. Rent is due and payable in advance on the first day of each and every month during the Lease Term. Your rent checks should be made payable to USVIB HOLDING LLC.

     5. Landlord and Tenant agree that the exact number of rentable square feet within the Premises is 4,298 square feet.

                              EXHIBIT 5 - PAGE 1

     6. Tenant's Share, as adjusted based upon the exact number of rentable square feet within the Premises, is 1.48%.

LANDLORD:                                    TENANT:

LINCOLN PROPERTY COMPANY                     NOOSH, INC.
COMMERCIAL, INC.,
Management Agent for Landlord


By:______________________________             By______________________________
   Name__________________________               Name:_________________________
   Title:________________________               Title:________________________
   Date:___________________, 2000               Date:___________________, 2000

                              EXHIBIT 5 - Page 2